              As filed with the Securities and Exchange Commission
                                 on May 1, 2002
                      Registration No. 333-74283; 811-09255

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]

Post-Effective Amendment No. 11                                              [X]
                                                                             ---

                                       And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]

Amendment No. 13                                                             [X]
                                                                             ---

                        (Check appropriate box or boxes)

                            ------------------------

                           WELLS FARGO VARIABLE TRUST
               (Exact Name of Registrant as specified in Charter)
                                525 Market Street
                             San Francisco, CA 94105
          (Address of Principal Executive Offices, including Zip Code)

                           --------------------------

       Registrant's Telephone Number, including Area Code: (800) 643-9691
                                C. David Messman
                        Wells Fargo Funds Management, LLC
                          525 Market Street, 12th Floor
                             San Francisco, CA 94105
                     (Name and Address of Agent for Service)
                                 With a copy to:
                             Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to Rule 485(b), or
---

[_]  on _________ pursuant to Rule 485(b)

[_]  60 days after filing pursuant to Rule 485(a)(1), or

[_]  on _________ pursuant to Rule 485(a)(1)

[_]  75 days after filing pursuant to Rule 485(a)(2), or

[_]  on ___________pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           WELLS FARGO VARIABLE TRUST
                           --------------------------
                              Cross Reference Sheet
                              ---------------------


Form N-1A Item Number
---------------------

Part A                Prospectus Captions
------                -------------------

 1                    Front and Back Cover Pages
 2                    Objectives
                      Principal Strategies
                      Summary of Important Risks
 3                    Not Applicable
 4                    Objectives
                      Principal Strategies
                      Summary of Important Risks
                      See Individual Fund Summaries
                      Additional Strategies and General Investment Risks
 5                    Not applicable
 6                    Organization and Management of the Funds
 7                    Investing in the Funds
                      Income and Gain Distributions
                      Taxes
                      Pricing Fund Shares
 8                    Distribution Plan
 9                    See Individual Fund Summaries

Part B                Statement of Additional Information Captions
------                --------------------------------------------

10                    Cover Page and Table of Contents
11                    Historical Fund Information
12                    Investment Policies
                      Additional Permitted Investment Practices and Associated
                      Risks
13                    Management
14                    Capital Stock
15                    Management
16                    Portfolio Transactions
17                    Capital Stock
18                    Determination of Net Asset Value
                      Additional Purchase and Redemption Information
19                    Federal Income Taxes
20                    Management
21                    Performance Calculations
22                    Financial Information

Part C                Other Information
------                -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                EXPLANATORY NOTE
                                ----------------

     This Post-Effective Amendment No. 11 to the Registration Statement of Wells Fargo Variable Trust (the "Trust") is being filed to add to the Trust's Registration Statement audited financial statements and certain other financial information for the year ended December 31, 2001, for the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market, and Small Cap Growth Funds, and to make certain other non-material changes to the prospectuses and statement of additional information for these Funds.

                                                              [WELLS FARGO LOGO]


WELLS FARGO VARIABLE TRUST FUNDS
                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

Asset Allocation Fund          International Equity Fund

Corporate Bond Fund            Large Company Growth Fund

Equity Income Fund             Money Market Fund

Equity Value Fund              Small Cap Growth Fund

Growth Fund

                                                                      May 1,2002


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Table of Contents                                                  Variable Trust Funds
---------------------------------------------------------------------------------------
Overview                             Objectives and Principal Strategies              4
                                     Summary of Important Risks                       6
Important summary information        Performance History                              9
about the Funds.                     Key Information                                 18
---------------------------------------------------------------------------------------
The Funds                            Asset Allocation Fund                           20
                                     Corporate Bond Fund                             22
Important information about          Equity Income Fund                              24
the individual Funds.                Equity Value Fund                               26
                                     Growth Fund                                     28
                                     International Equity Fund                       30
                                     Large Company Growth Fund                       32
                                     Money Market Fund                               34
                                     Small Cap Growth Fund                           36
                                     Additional Strategies and
                                       General Investment Risks                      38
                                     Organization and Management
                                       of the Funds                                  45
---------------------------------------------------------------------------------------
Your Investment                      Investing in the Funds                          48

Information on how to buy
and sell Fund shares.
---------------------------------------------------------------------------------------
Reference                            Other Information                               49
                                     Portfolio Managers                              51
Additional information               Glossary                                        53
and term definitions.


Variable Trust Funds Overview
-------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details. Words appearing in bold, italicized print are defined in the Glossary.

-------------------------------------------------------------------------------
FUND                          OBJECTIVE
-------------------------------------------------------------------------------
   Asset Allocation Fund      Seeks long-term total return, consistent with
                              reasonable risk.

   Corporate Bond Fund        Seeks a high level of current income, consistent
                              with reasonable risk.

   Equity Income Fund         Seeks long-term capital appreciation and
                              above-average dividend income.

   Equity Value Fund          Seeks long-term capital appreciation.

   Growth Fund                Seeks long-term capital appreciation.

   International Equity Fund  Seeks total return with an emphasis on long-term capital appreciation.

   Large Company Growth Fund  Seeks long-term capital appreciation.

   Money Market Fund          Seeks current income, while preserving capital
                              and liquidity.

   Small Cap Growth Fund      Seeks long-term capital appreciation.

4   Variable Trust Prospectus

-------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
-------------------------------------------------------------------------------
The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed-income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed-income securities.

We invest principally in investment-grade corporate debt securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity for the portfolio of between 3 and 15 years. We may also invest in U.S. Government obligations, and up to 35% of total assets in below investment-grade securities, (sometimes referred to as "junk bonds").

The Fund invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We invest in equity securities that we believe are undervalued in relation to the overall stock markets, or in relation to other quantitative and qualitative measures. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We emphasize investment in companies that have a strong earnings growth trend and above-average prospects for future growth. We invest principally in securities of U.S. and foreign companies with market capitalizations of $3 billion or more.

We invest principally in equity securities of companies based in developed foreign countries and emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return capabilities.

The Fund invests in the common stocks of large U.S. companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We invest in high-quality money market instruments.

In selecting portfolio investments, we focus on companies that we believe have above-average growth potential or that may be involved in new or innovative products, services and processes. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
-------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund Descriptions later in this Prospectus;

..    the "Additional Strategies and General Investment Risks" section beginning on page 38; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund. Although the Money Market Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

-------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
-------------------------------------------------------------------------------
Equity Securities
Certain Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Stocks of smaller or medium sized companies tend to be more volatile and less liquid than those of larger companies.

Debt Securities
Certain Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Investments
Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar

6   Variable Trust Prospectus

-------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
-------------------------------------------------------------------------------
investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

-------------------------------------------------------------------------------
FUND                              SPECIFIC RISKS
-------------------------------------------------------------------------------
Asset Allocation Fund             The Fund is subject to the "Equity Securities"
                                  and "Debt Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Corporate Bond Fund               The Fund is primarily subject to the "Debt
                                  Securities" risks described under "Common
                                  Risks for the Funds" on page 6. Debt
                                  securities that are in low or below
                                  investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"), have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Equity Income Fund                The Fund is primarily subject to the "Equity
                                  Securities" risks described under "Common
                                  Risks for the Funds" on page 6. Stocks
                                  selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

Equity Value Fund                 The Fund is primarily subject to the "Equity
                                  Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

Growth Fund                       The Fund is primarily subject to the "Equity
                                  Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

International Equity Fund         The Fund is primarily subject to the "Equity
                                  Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

                                                   Variable Trust Prospectus   7

Summary of Important Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                              SPECIFIC RISKS
--------------------------------------------------------------------------------
                                  The Fund is primarily subject to the "Equity
Large Company Growth Fund         Securities" and "Foreign Investments" risks
                                  described under "Common Risks for the Funds" on page 6.

                                  Although we seek to maintain a stable net
Money Market Fund                 asset value ("NAV") of $1.00 per share, there
                                  is no assurance that we will be able to do so.

                                  The Fund is primarily subject to the "Equity
                                  Securities" and "Foreign Investments" risks
                                  described under "Common Risks for the Funds"
                                  on page 6, and to small company securities
                                  risk. Stocks of small companies tend to be
                                  more volatile and less liquid than larger
                                  company stocks. These companies may have no or
                                  relatively short operating histories, or are
Small Cap Growth Fund             newly public companies. Some of these
                                  companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

8   Variable Trust Prospectus

Performance History
-------------------------------------------------------------------------------

The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's, except for the Money Market Fund, average annual returns for one- and five-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance is no guarantee of future results. The performance for the Funds in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

Asset Allocation Fund Calendar Year Returns

[GRAPHIC]

'95      28.95%
'96      11.46%
'97      20.88%
'98      25.26%
'99       9.33%
'00       1.02%
'01      (6.96)%

Best Qtr.: Q4 '98 . 15.86%              Worst Qtr.: Q1 '01 . (8.84)%

Average annual total return                                           Life of
for the period ended 12/31/01                     1 year     5 years   Fund

WFVT Asset Allocation Fund (Incept. 4/15/94)      (6.96)%     9.24%    11.16%
S&P 500 Index/1/                                 (11.88)%    10.70%    15.09%
LB 20+ Treasury Index/2/                           3.63%      8.49%     9.08%

/1/  S&P 500 is a registered trademark of Standard & Poor's.
/2/  Lehman Brothers 20+ Treasury Index.

                                                  Variable Trust Prospectus   9

Performance History
-------------------------------------------------------------------------------

Corporate Bond Fund Calendar Year Returns

[GRAPHIC]

'00      10.22%
'01       7.41%

Best Qtr.: Q4 '00 . 4.41%             Worst Qtr.: Q2 '01 . (0.17)%


Average annual total return                                   Life of
for the period ended 12/31/01                    1 year        Fund

WFVT Corporate Bond Fund (Incept. 9/20/99)        7.41%       7.58%
LB U.S. Credit Index/1/                          10.40%       8.80%

/1/  Lehman Brothers U.S. Credit Index.

10   Variable Trust Prospectus

Equity Income Fund Calendar Year Returns

[GRAPHIC]

'97      26.90%
'98      18.42%
'99       7.90%
'00       2.33%
'01      (5.41)%

Best Qtr.: Q4 '98 . 15.63%              Worst Qtr.: Q3 '98 . (9.73)%

Average annual total return                                           Life of
for the period ended 12/31/01                   1 year      5 years    Fund

WFVT Equity Income Fund (Incept. 5/6/96)        (5.41)%      9.43%     10.13%
S&P 500 Index/1/                               (11.88)%     10.70%     12.51%
Russell 1000 Value Index                        (5.59)%     11.13%     12.81%

/1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                 Variable Trust Prospectus   11

Performance History
-------------------------------------------------------------------------------

Equity Value Fund Calendar Year Returns

[GRAPHIC]

'99        (2.48)%
'00         5.78%
'01        (6.39)%

Best Qtr.: Q4 '98 . 11.57%              Worst Qtr.: Q3 '99 . (13.64)%

Average annual total return                                 Life of
for the period ended 12/31/01                      1 year     Fund

WFVT Equity Value Fund (Incept. 5/1/98)            (6.39)%   (1.97)%
S&P 500 Index/1/                                  (11.88)%    2.21%
Russell 1000 Value Index                           (5.59)%    3.03%

/1/  S&P 500 is a registered trademark of Standard & Poor's.

12   Variable Trust Prospectus

Growth Fund Calendar Year Returns

[GRAPHIC]

'95     29.19%
'96     22.44%
'97     17.33%
'98     28.81%
'99     20.41%
'00    (13.60)%
'01    (19.21)%

Best Qtr.: Q4 '98 . 22.93%              Worst Qtr.: Q3 '01 . (17.01)%

Average annual total return                                           Life of
for the period ended 12/31/01                 1 year      5 years      Fund

WFVT Growth Fund (Incept. 4/12/94)           (19.21)%       4.90%      10.08%
S&P 500 Index/1/                             (11.88)%      10.70%      15.09%

/1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                 Variable Trust Prospectus   13

Performance History
-------------------------------------------------------------------------------

International Equity Fund Calendar Year Returns

  [GRAPHIC]

'01         (16.09)%

Best Qtr.: Q4 '01 . 9.33%             Worst Qtr.: Q3 '01 . (14.23)%

Average annual total return                                     Life of
for the period ended 12/31/01                       1 year       Fund

WFVT International Equity Fund (Incept. 7/03/00)   (16.09)%    (17.32)%

MSCI/EAFE Index/1/                                 (21.44)%    (20.72)%

/1/ Morgan Stanley Capital International/Europe, Australasia, and
    Far East Index.

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

Large Company Growth Fund Calendar Year Returns

  [GRAPHIC]

'00         (0.58)%
'01        (20.88)%

Best Qtr.: Q4 '01 . 18.25%              Worst Qtr.: Q1 '01 . (22.58)%

Average annual total return                                     Life of
for the period ended 12/31/01                         1 year     Fund

WFVT Large Company Growth Fund (Incept. 9/20/99)     (20.88)%    (2.38)%

S&P 500 Index/1/                                     (11.88)%    (5.24)%

/1/ S&P 500 is a registered trademark of Standard & Poor's.

                                                 Variable Trust Prospectus   15

Performance History
-------------------------------------------------------------------------------

Money Market Fund Calendar Year Returns

  [GRAPHIC]

'95       5.41%
'96       4.72%
'97       5.04%
'98       4.77%
'99       4.46%
'00       5.76%
'01       3.73%

Best Qtr.: Q4 '00 . 1.49%             Worst Qtr.: Q4 '01 . 0.55%


Average annual total return                                         Life of
for the period ended 12/31/01               1 year      5 years      Fund

WFVT Money Market Fund (Incept. 5/19/94)     3.73%       4.75%       4.80%

16   Variable Trust Prospectus

--------------------------------------------------------------------------------

Small Cap Growth Fund Calendar Year Returns

  [GRAPHIC]

'96     31.47%
'97      9.87%
'98    (14.47)%
'99     66.27%
'00    (22.58)%
'01    (24.37)%

Best Qtr.: Q4 '99 . 67.19%              Worst Qtr.: Q1 '01 . (31.31)%

Average annual total return                                           Life of
for the period ended 12/31/01                 1 year      5 years      Fund

WFVT Small Cap Growth Fund (Incept. 5/01/95) (24.37)%     (1.78)%      5.10%

Russell 2000 Index                             2.49%       7.52%      11.05%

                                                  Variable Trust Prospectus   17

Key Information
-------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC, ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

-------------------------------------------------------------------------------
Important information you should look for as you decide to invest in a Fund:
The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

-------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..   what the Fund is trying to achieve;

..   how we intend to invest your money; and

..   what makes the Fund different from the other Funds offered in this
    Prospectus.

-------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of the "Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

-------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

18   Variable Trust Prospectus

                                             This page intentionally left blank
-------------------------------------------------------------------------------

Asset Allocation Fund
--------------------------------------------------------------------------------

Portfolio Managers: Galen G. Blomster, CFA; David S. Lunt, CFA
--------------------------------------------------------------------------------

Investment Objective
The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.
--------------------------------------------------------------------------------

Investment Strategies
The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed-income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed-income securities.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
--------------------------------------------------------------------------------

Permitted Investments
The asset classes we invest in are:

..    Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

..    Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.
--------------------------------------------------------------------------------

Important Risk Factors
The Fund is subject to the "Equity Securities" and "Debt Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 38.These considerations are all important to your investment choice.

20   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

---------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
---------------------------------------------------------------------------------------------------------
                                             FUND COMMENCED
                                             ON APRIL 15, 1994
---------------------------------------------------------------------------------------------------------
                                            Dec. 31,      Dec. 31,    Dec. 31,     Dec. 31,     Dec. 31,
For the period ended:                         2001          2000        1999         1998         1997
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  13.82      $  14.42    $  13.45     $  11.99     $  11.42
Income from investment operations:
   Net investment income (loss)                 0.20          0.31        0.27         0.34         0.60
   Net realized and unrealized gain (loss)
     on investments                            (1.17)        (0.13)       0.97         2.60         1.73
Total from investment operations               (0.97)         0.18        1.24         2.94         2.33
Less distributions:
   Dividends from net investment income        (0.20)        (0.31)      (0.26)       (0.34)       (0.60)
   Distributions from net realized gain        (0.33)        (0.47)      (0.01)       (1.14)       (1.16)
Total from distributions                       (0.53)        (0.78)      (0.27)       (1.48)       (1.76)
Net asset value, end of period              $  12.32      $  13.82    $  14.42     $  13.45      $ 11.99
Total return/1/                                (6.96)%        1.02%       9.33%       25.26%       20.88%
Ratios/supplemental data:
   Net assets, end of period (000s)         $255,938      $270,278    $240,671     $156,241      $86,506
Ratios to average net assets:
   Ratio of expenses to average net assets      1.00%         1.00%       0.97%        0.92%        0.80%
   Ratio of net investment income (loss)
     to average net assets                      1.64%         2.19%       2.05%        2.62%        5.20%
Portfolio turnover                                25%           48%         30%          29%         156%
Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                       1.04%         1.12%       1.17%        1.11%        0.85%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                 Variable Trust Prospectus   21

Corporate Bond Fund
--------------------------------------------------------------------------------

Portfolio Manager: Daniel J. Kokoszka, CFA
---------------------------------------------------------------------------
Investment Objective
The Corporate Bond Fund seeks a high level of current income, consistent with reasonable risk.
---------------------------------------------------------------------------
Investment Strategies
We seek a high level of current income by actively managing a diversified portfolio consisting principally of corporate debt securities. When purchasing these securities we consider, among other things, the yield differences for various corporate sectors, and the current economic cycle's potential effect on the various types of bonds. We may invest in securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity for the portfolio of between 3 and 15 years. We also may invest in U.S. Government obligations.
---------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in corporate debt securities;

.. up to 20% of total assets in U.S. Government obligations;

.. up to 35% of total assets in debt securities that are below investment-grade, or are unrated or in default at the time of purchase; and

.. up to 25% of total assets in securities of foreign issuers.

The Fund may enter into foreign currency forward contracts and forward currency exchange contracts to try to reduce currency exchange risks to the Fund from foreign securities investments.

---------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the "Debt Securities" risks described under "Common Risks for the Funds" on page 6. We may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default. These securities are "high risk" securities and are sometimes referred to as "junk bonds". We may hold more than 35% of total assets in such securities as the result of changes in market value or downgrading of other securities in the portfolio. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Investments in securities of foreign issuers (also subject to potentially less liquidity and greater price volatility) are subject to various additional risks, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 38. These considerations are all important to your investment choice.

22   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

-----------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------------------------
                                                 FUND COMMENCED
                                                 ON SEP. 20, 1999
                                                 ----------------------------------------
                                                   Dec. 31,     Dec. 31,     Dec. 31,
For the period ended:                                2001         2000         1999
                                                 ----------------------------------------
Net asset value, beginning of period               $10.14         $9.82        $10.00

Income from investment operations:
   Net investment income (loss)                      0.64          0.64          0.16
   Net realized and unrealized gain (loss)
     on investments                                  0.10          0.32         (0.18)

Total from investment operations                     0.74          0.96         (0.02)

Less distributions:
   Dividends from net investment income             (0.64)        (0.64)        (0.16)
   Distributions from net realized gains             0.00          0.00          0.00

Total from distributions                            (0.64)        (0.64)        (0.16)

Net asset value, end of period                     $10.24        $10.14         $9.82

Total return/1/                                      7.41%        10.22%        (0.16)%

Ratios/supplemental data:
   Net assets, end of period (000s)               $72,920       $71,957       $68,423

Ratios to average net assets/2/:
   Ratio of expenses to average net assets           0.90%         0.90%         0.90%
   Ratio of net investment income (loss) to
     average net assets                              6.20%         6.53%         5.87%

Portfolio turnover                                     69%          100%           59%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/,/3/                        1.14%         1.25%         1.25%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                 Variable Trust Prospectus   23

Equity Income Fund
--------------------------------------------------------------------------------

Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

--------------------------------------------------------------------------------
Investment Objective
The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

--------------------------------------------------------------------------------
Investment Strategies
We invest primarily in common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in income-producing equity securities;
   and

.. at least 80% of the Fund's assets in securities of companies with market capitalizations of $3 billion or more.

We may invest in preferred stocks, convertible debt securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of total assets.

--------------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 38. These considerations are all important to your investment choice.

24   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                 FUND COMMENCED
                                                 ON MAY 6, 1996
                                                 ----------------------------------------------------------------------
                                                 Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
For the period ended:                             2001            2000           1999           1998           1997
                                                 ----------------------------------------------------------------------
Net asset value, beginning of period              $  17.01       $  17.09       $  16.00       $ 13.68        $ 10.91

Income from investment operations:
   Net investment income (loss)                       0.16           0.17           0.17          0.18           0.14
   Net realized and unrealized gain (loss)
     on investments                                  (1.09)          0.21           1.09          2.34           2.79

Total from investment operations                     (0.93)          0.38           1.26          2.52           2.93

Less distributions:
   Dividends from net investment income              (0.15)         (0.17)         (0.17)        (0.18)         (0.14)
   Distributions from net realized gain              (0.41)         (0.29)          0.00         (0.02)         (0.02)

Total from distributions                             (0.56)         (0.46)         (0.17)        (0.20)         (0.16)

Net asset value, end of period                    $  15.52       $  17.01       $  17.09       $ 16.00        $ 13.68

Total return/1/                                      (5.41)%         2.33%          7.90%        18.42%         26.90%

Ratios/supplemental data:
   Net assets, end of period (000s)               $106,199       $113,350       $127,793       $86,069        $39,888

Ratios to average net assets:
   Ratio of expenses to average net assets            1.00%          1.00%          0.86%         0.80%          0.80%
   Ratio of net investment income (loss) to
     average net assets                               1.05%          1.02%          1.16%         1.47%          1.85%

Portfolio turnover                                       5%             4%             5%            1%             3%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                             1.23%          1.17%          1.12%         1.10%          1.34%

/1/ Total return calculations do not include any insurance costs and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   25

Equity Value Fund
--------------------------------------------------------------------------------

Portfolio Managers: Allan White; Gregg Giboney, CFA

--------------------------------------------------------------------------------
Investment Objective
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities we find to have positive appreciation potential and trade at low valuations, as measured against the stock market, a company's industry group, and/or a company's own price history. In selecting stocks, we analyze various qualitative and quantitative indicators, including price-to-book value, price-to-earning and price-to-cash flow ratios, and historic dividend yields. We focus our investment strategy on large-capitalization stocks.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in equity securities;

.. at least 80% of the Fund's assets in securities of companies with market capitalizations of $3 billion or more; and

.. up to 25% of total assets in foreign companies through ADRs and similar investments.

We may also purchase convertible debt securities with the same characteristics as common stocks, as well as in preferred stocks and warrants.

--------------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 38. All are important to your investment choice.

26   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                 FUND COMMENCED
                                                 ON MAY 1, 1998
                                                ------------------------------------------------------
                                                 Dec. 31,       Dec. 31,       Dec. 31,      Dec. 31,
For the period ended:                              2001           2000           1999          1998
                                                ------------------------------------------------------
Net asset value, beginning of period             $  9.70        $  9.23        $  9.55        $ 10.00

Income from investment operations:
  Net investment income (loss)                      0.06           0.07           0.08           0.07
  Net realized and unrealized gain (loss)
    on investments                                 (0.68)          0.46          (0.32)         (0.45)

Total from investment operations                   (0.62)          0.53          (0.24)         (0.38)

Less distributions:
  Dividends from net investment income             (0.06)         (0.06)         (0.08)         (0.07)
  Distributions from net realized gains             0.00           0.00           0.00           0.00

Total from distributions                           (0.06)         (0.06)         (0.08)         (0.07)

Net asset value, end of period                   $  9.02        $  9.70        $  9.23        $  9.55

Total return/1/                                    (6.39)%         5.78%         (2.48)%        (3.76)%

Ratios/supplemental data:
  Net assets, end of period (000s)               $38,721        $47,013        $26,567        $11,072

Ratios to average net assets/2/:
  Ratio of expenses to average net assets           1.00%          1.00%          1.06%          1.09%
  Ratio of net investment income (loss) to
    average net assets                              0.55%          0.78%          0.96%          1.54%

Portfolio turnover                                   107%           124%           139%            27%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/2/, /3/                       1.16%          1.56%          1.53%          2.52%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                    Variable Trust Prospectus 27

Growth Fund
--------------------------------------------------------------------------------

Portfolio Manager: Deborah Meacock, CFA

--------------------------------------------------------------------------------
Investment Objective
The Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on mid- to large-capitalization stocks.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..    at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

..    at least 80% of the Fund's assets in securities of companies with market capitalizations of $3 billion or more; and

..    up to 25% of total assets in foreign companies through ADRs and similar investments.

--------------------------------------------------------------------------------
Important Risk Factors
1The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 38. These considerations are all important to your investment choice.

28   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                               FUND COMMENCED
                                               ON APRIL 12, 1994
                                               ------------------------------------------------------------
                                               Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
For the period ended:                            2001         2000         1999         1998         1997
                                               ------------------------------------------------------------
Net asset value, beginning of period           $ 19.06     $  24.10     $  20.05     $  16.79      $ 15.34

Income from investment operations:
   Net investment income (loss)                   0.01         0.00         0.02         0.09         0.19
   Net realized and unrealized gain (loss)
     on investments                              (3.65)       (2.95)        4.06         4.65         2.48

Total from investment operations                 (3.64)       (2.95)        4.08         4.74         2.67

Less distributions:
   Dividends from net investment income           0.00         0.00        (0.03)       (0.09)       (0.19)
   Distributions from net realized gain          (1.34)       (2.09)        0.00        (1.39)       (1.03)

Total from distributions                         (1.34)       (2.09)       (0.03)       (1.48)       (1.22)

Net asset value, end of period                 $ 14.08     $  19.06     $  24.10     $  20.05      $ 16.79

Total return/1/                                 (19.21)%     (13.60)%      20.41%       28.81%       17.33%

Ratios/supplemental data:
   Net assets, end of period (000s)            $73,631     $105,248     $128,495     $100,927      $71,944

Ratios to average net assets:
   Ratio of expenses to average net assets        1.00%        1.00%        1.07%        1.04%        0.65%
   Ratio of net investment income (loss) to
     average net assets                           0.08%        0.01%        0.11%        0.51%        1.19%

Portfolio turnover                                  50%          67%          54%          69%         124%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                         1.27%        1.23%        1.27%        1.18%        1.01%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   29

International Equity Fund
--------------------------------------------------------------------------------

Portfolio Managers: Cynthia A. Tusan, CFA; Sabrina Yih, CFA

--------------------------------------------------------------------------------
Investment Objective
The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in securities of non-U.S. companies.

--------------------------------------------------------------------------------
Investment Strategies
We invest principally in equity securities of companies based in developed foreign countries and emerging markets.

We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies that we believe have above-average potential for long-term growth and total return capabilities. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in equity securities;

..    at least 80% of total assets in equity securities of companies based outside the U.S.;

..    in a minimum of five countries exclusive of the U.S.;

..    up to 50% of total assets in any one country;

..    up to 25% of total assets in emerging markets;

..    in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million; and

..    in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), and shares of other mutual funds.

We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

--------------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 38. These considerations are all important to your investment choice.

30   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                     FUND COMMENCED
                                                     ON JULY 3, 2000
                                                     ---------------------------
                                                      Dec. 31,         Dec. 31,
For the period ended:                                  2001             2000
                                                     ---------------------------
Net asset value, beginning of period                   $8.94           $10.00

Income from investment operations:
  Net investment income (loss)                          0.02             0.03
  Net realized and unrealized gain (loss)
   on investments                                      (1.46)           (1.06)

Total from investment operations                       (1.44)           (1.03)

Less distributions:
  Dividends from net investment income                  0.00            (0.03)
  Distributions from net realized gains                 0.00             0.00

Total from distributions                                0.00            (0.03)

Net asset value, end of period                         $7.50            $8.94

Total return/1/                                       (16.09)%         (10.33)%

Ratios/supplemental data:
  Net assets, end of period (000s)                    $4,946           $1,620
Ratios to average net assets/3/
  Ratio of expenses to average net assets               1.00%            1.00%
  Ratio of net investment income (loss) to
   average net assets                                   0.48%            0.98%

Portfolio turnover                                        41%              19%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/2, 3/                           7.21%            2.40%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.

                                                  Variable Trust Prospectus   31

Large Company Growth Fund
--------------------------------------------------------------------------------

Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

--------------------------------------------------------------------------------
Investment Objective
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..   at least 80% of the Fund's assets in securities of companies with market capitalizations of $3 billion or more; and

..   up to 20% of total assets in securities of foreign companies.

We will not invest more than 10% of the Fund's total assets in the securities of a single issuer.

--------------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 38. These considerations are all important to your investment choice.

32   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              FUND COMMENCED
                                              ON SEP. 20, 1999
                                              ----------------------------------
                                              Dec. 31,    Dec. 31,     Dec. 31,
For the period ended:                           2001        2000         1999
                                              ----------------------------------
Net asset value, beginning of period          $  11.96    $  12.03     $ 10.00
Income from investment operations:
   Net investment income (loss)                  (0.04)      (0.04)      (0.01)
   Net realized and unrealized gain (loss)
     on investments                              (2.46)      (0.03)       2.04
Total from investment operations                 (2.50)      (0.07)       2.03
Less distributions:
   Dividends from net investment income           0.00        0.00        0.00
   Distributions from net realized gain           0.00        0.00        0.00
Total from distributions                          0.00        0.00        0.00
Net asset value, end of period                $   9.46    $  11.96     $ 12.03
Total return/1/                                 (20.88)%     (0.58)%     20.30%
Ratios/supplemental data:
   Net assets, end of period (000s)           $104,888    $117,885     $50,988
Ratios to average net assets/2/:
   Ratio of expenses to average net assets        0.98%       1.00%       1.00%
   Ratio of net investment income (loss) to
     average net assets                          (0.47)%     (0.42)%     (0.47)%
Portfolio turnover                                  14%          8%          0%
Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/,/3/                      1.01%       1.43%       1.43%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/ Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                    Variable Trust Prospectus 33

Money Market Fund
--------------------------------------------------------------------------------
Investment Objective
The Money Market Fund seeks high current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
Investment Strategies
We actively manage a portfolio of U.S. dollar-denominated high-quality, short-term money market instruments. These include bankers' acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..    at least 50% of total assets in high quality, short-term obligations of domestic issuers; and

..    up to 50% of total assets in high quality, short-term obligations of foreign issuers.

--------------------------------------------------------------------------------
Important Risk Factors
Although we seek to maintain a stable NAV of $1.00 per share, it is possible to lose money by investing in the Fund. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign securities include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 38. These considerations are all important to your investment choice.

34   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also included in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                    FUND COMMENCED
                                                    ON MAY 19, 1994
                                                    -----------------------------------------------------------
                                                    Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
For the period ended:                                 2001        2000         1999        1998        1997
                                                    -----------------------------------------------------------
Net asset value, beginning of period                $   1.00     $  1.00     $  1.00     $  1.00     $  1.00
Income from investment operations:
   Net investment income (loss)                         0.04        0.06        0.04        0.05        0.05
   Net realized and unrealized gain (loss)
     on investments                                     0.00        0.00        0.00        0.00        0.00
Total from investment operations                        0.04        0.06        0.04        0.05        0.05
Less distributions:
   Dividends from net investment income                (0.04)      (0.06)      (0.04)      (0.05)      (0.05)
   Distributions from net realized gain                 0.00        0.00        0.00        0.00        0.00
Total from distributions                               (0.04)      (0.06)      (0.04)      (0.05)      (0.05)
Net asset value, end of period                      $   1.00     $  1.00     $  1.00     $  1.00     $  1.00
Total return/1/                                         3.73%       5.76%       4.46%       4.77%       5.04%
Ratios/supplemental data:
   Net assets, end of period (000s)                 $105,360     $53,095     $42,164     $26,319     $14,788
Ratios to average net assets:
   Ratio of expenses to average net assets              0.73%       0.85%       0.86%       0.82%       0.53%
   Ratio of net investment income (loss) to
     average net assets                                 3.46%       5.64%       4.45%       4.62%       4.95%
Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                               0.73%       0.90%       1.07%       1.28%       1.07%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                   Variable Trust Prospectus  35

Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Managers: Thomas Zeifang, CFA; Christopher F. Greene

--------------------------------------------------------------------------------
Investment Objective
The Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
We actively manage a diversified portfolio of common stocks of U.S. and foreign companies we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We focus our investment strategy on small-capitalization stocks.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently;

.. at least 65% of total assets in an actively managed, broadly diversified portfolio of growth-oriented common stocks;

.. in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

.. up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

.. up to 25% of total assets in foreign companies through ADRs or similar investments.

--------------------------------------------------------------------------------
Important Risk Factors

The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6, and to small company securities risks. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section on page 38. These considerations are all important to your investment choice.

36   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                               FUND COMMENCED
                                               ON MAY 1, 1995
                                               --------------------------------------------------------------
                                                Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,      Dec. 31,
For the period ended:                            2001          2000         1999         1998          1997
                                               --------------------------------------------------------------
Net asset value, beginning of period           $ 10.38       $ 18.09      $ 10.88      $ 12.77       $ 13.50
Income from investment operations:
   Net investment income (loss)                  (0.04)        (0.08)       (0.04)        0.03          0.01
   Net realized and unrealized gain (loss)
     on investments                              (2.49)        (3.71)        7.25        (1.89)         1.24
Total from investment operations                 (2.53)        (3.79)        7.21        (1.86)         1.25
Less distributions:
   Dividends from net investment income           0.00          0.00         0.00        (0.03)        (0.01)
   Distributions from net realized gain           0.00         (3.15)        0.00         0.00         (1.59)
   Return of Capital                              0.00         (0.77)        0.00         0.00         (0.38)
Total from distributions                          0.00         (3.92)        0.00        (0.03)        (1.98)
Net asset value, end of period                 $  7.85       $ 10.38      $ 18.09      $ 10.88       $ 12.77
Total return/1/                                 (24.37)%      (22.58)%      66.27%      (14.47)%        9.87%
Ratios/supplemental data:
   Net assets, end of period (000s)            $57,216       $33,610      $23,819      $13,295       $11,482
Ratios to average net assets:
   Ratio of expenses to average net assets        1.18%         1.20%        0.95%        0.80%         0.80%
   Ratio of net investment income (loss) to
     average net assets                          (0.85)%       (0.72)%      (0.37)%       0.31%         0.07%
Portfolio turnover                                 218%          260%         314%         135%          209%
Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                         1.32%         2.41%        1.94%        1.51%         1.88%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   37

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

For each Fund, except the Money Market Fund, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including Wells Fargo Variable Trust Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..    We cannot guarantee that a Fund will meet its investment objective. With respect to the Money Market Fund, we cannot guarantee that the Fund will be able to maintain a $1.00 per share o NAV.

..    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

..    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

..    An investment in a single Fund, by itself, does not constitute a complete investment plan.

..    The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

..    Certain Funds may also use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

38   Variable Trust Prospectus

--------------------------------------------------------------------------------
..    Certain Funds may invest a portion of their assets in securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Funds themselves. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities that are subject to increased interest-rate and credit risk.

..    The market value of lower-rated debt securities and unrated securities of comparable quality that the Corporate Bond Fund may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated "BBB" by S&P or "Baa" by Moody's ratings which are considered investment-grade, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging markets countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging markets securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

                                                   Variable Trust Prospectus  39

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors"
section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

40   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Fund. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                               LARGE          SMALL
                                                        ASSET    CORPORATE EQUITY EQUITY        INTERNATIONAL COMPANY  MONEY   CAP
                                                      ALLOCATION    BOND   INCOME VALUE  GROWTH    EQUITY      GROWTH  MARKET GROWTH
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE           PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money   Leverage Risk               X          X       X      X     X          X          X       X      X
for temporary purposes (e.g.
to meet shareholder
redemptions).

Emerging Markets
Securities of companies       Emerging Market, Foreign
based in countries            Investment, Regulatory,                                                X                         X
considered developing or to   Liquidity, and Currency
have "emerging" stock         Risk
markets. Generally, these
securities have the same
type of risks as foreign
securities, but to a higher
degree.

Floating and Variable Rate
Debt
Instruments with interest     Interest Rate and                      X                                                  X
rates that are adjusted       Credit Risk
either on a schedule or
when an index or benchmark
changes.

Foreign Obligations
Dollar-denominated debt       Foreign Investment,
obligations of non-U.S.       Regulatory, Liquidity                  X                                                  X
companies, foreign banks,     and Currency Risk
foreign governments, and
other foreign entities.

Foreign Securities
Equity securities issued by   Foreign Investment,
a non-U.S. company, which     Regulatory, Liquidity                          X      X     X          X          X              X
may be in the form of an      and Currency Risk
ADR or similar investment,
or debt securities of a
non-U.S. company or foreign
government.

Forward Commitment,
When-Issued and Delayed
Delivery Transactions
Securities bought or sold     Interest Rate, Leverage     X          X
for delivery at a later       and Credit Risk
date or bought or sold for
a fixed price at a fixed
date.

42   Variable Trust Prospectus

--------------------------------------------------------------------------------

                                                                                                       INTER-
                                                                                                       NATION-  LARGE         SMALL
                                                               ASSET    CORPORATE EQUITY EQUITY          AL    COMPANY  MONEY  CAP
                                                             ALLOCATION    BOND   INCOME  VALUE GROWTH EQUITY  GROWTH  MARKET GROWTH
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                  PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
High Yield Securities
Debt securities of lower quality     Interest Rate and                       X
that produce generally higher rates  Credit Risk
of return. These securities,
sometimes referred to as "junk
bonds," tend to be more sensitive
to economic conditions, more
volatile, and less liquid, and are
subject to greater risk of default.

Illiquid Securities
A security which may not be sold or  Liquidity Risk               X          X       X      X      X     X       X       X      X
disposed of in the ordinary course
of business within seven days at
the value determined by the Fund.
Limited to 15% of net assets, for
each Fund, except the Money Market
Fund, which is limited to 10% of
net assets.

Loan Participations
Debt obligations that represent a    Credit Risk                             X
portion of a larger loan made by a
bank. Generally sold without
guarantee or recourse, some
participations sell at a discount
because of the borrower's credit
problems.

Loans of Portfolio Securities
The practice of loaning securities   Credit,                      X          X       X      X      X     X       X       X      X
to brokers, dealers and financial    Counter-Party and
institutions to increase return on   Leverage Risk
those securities. Loans may be made
up to 1940 Act limits (currently
one-third of total assets,
including the value of collateral
received).

Mortgage- and Other Asset-Backed
Securities
Securities consisting of undivided   Interest Rate, Credit,                  X
fractional interest in pools of      and Prepayment/Extension
consumer loans, such as mortgage     Risk
loans, car loans, credit card debt,
or receivables held in trust.

Options
The right or obligation to receive   Credit and                   X                  X      X      X                            X
or deliver a security or cash        Liquidity Risk
payment depending on the security's
price or the performance of an
index or benchmark. Types of
options used may include: options
on securities, options on a stock
index, stock index futures and
options on stock index futures to
protect liquidity and portfolio
value.

Other Mutual Funds
Investments by the Fund in shares    Market Risk                  X          X       X      X      X     X       X       X      X
of other mutual funds, which will
cause Fund shareholders to bear a
pro-rata portion of the other
fund's expenses, in addition to the
expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly     Liquidity Risk               X          X       X      X      X     X       X              X
traded but which may or may not be
resold in accordance with Rule 144A
under the Securities Act of 1933.

                                                  Variable Trust Prospectus   43

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

                                                              ASSET       CORPORATE      EQUITY    EQUITY              INTERNATIONAL
                                                           ALLOCATION        BOND        INCOME    VALUE     GROWTH        EQUITY
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                    PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A transaction in which the seller      Credit and
of a security agrees to buy back a     Counter-Party Risk       X              X           X         X          X              X
security at an agreed upon time and
price, usually with interest.

Small Company Securities
Investments in small companies,        Small Company
which may be less liquid and more      Investment, Market                                            X                         X
volatile than investments in larger    and Liquidity Risk
companies

Stripped Obligations
Securities that give ownership to      Interest Rate Risk
either future payments of interest                                             X
or a future payment of principal,
but not both.  These securities
tend to have greater interest rate
sensitivity than conventional debt
obligations.

                                                                 LARGE               SMALL
                                                                COMPANY    MONEY      CAP
                                                                GROWTH    MARKET    GROWTH
-------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                    PRINCIPAL RISK(S)
-------------------------------------------------------------------------------------------
Repurchase Agreements
A transaction in which the seller      Credit and
of a security agrees to buy back a     Counter-Party Risk          X         X         X
security at an agreed upon time and
price, usually with interest.

Small Company Securities
Investments in small companies,        Small Company
which may be less liquid and more      Investment, Market                              X
volatile than investments in larger    and Liquidity Risk
companies

Stripped Obligations
Securities that give ownership to      Interest Rate Risk
either future payments of interest
or a future payment of principal,
but not both.  These securities
tend to have greater interest rate
sensitivity than conventional debt
obligations.

44   Variable Trust Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

----------------------------------------------------------------------------------------
                                     BOARD OF TRUSTEES
----------------------------------------------------------------------------------------
                             Supervises the Funds' activities
----------------------------------------------------------------------------------------
           INVESTMENT ADVISER                                CUSTODIAN
----------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC             Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA             6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities      Provides safekeeping for the Funds' assets
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                INVESTMENT SUB-ADVISERS
----------------------------------------------------------------------------------------
        Wells Capital Management                              Peregrine Capital
        Incorporated                                          Management, Inc.
        525 Market St.                                        800 LaSalle Ave.
        San Francisco, CA                                     Minneapolis, MN
        (All Funds except as described at right)              (Large Company
                                                              Growth Fund)
                   (Responsible for day-to-day portfolio management)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                                      TRANSFER
                 ADMINISTRATOR                         AGENT
----------------------------------------------------------------------------------------
               Wells Fargo Funds                Boston Financial Data
               Management, LLC                  Services, Inc.
               525 Market St.                   Two Heritage Dr.
               San Francisco, CA                Quincy, MA

               Manages the                      Maintains records
               Funds' business                  of shares and
               activities                       supervises the payment
                                                of dividends
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
----------------------------------------------------------------------------------------
         Advise current and prospective contract holders on Fund investments
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                 CONTRACT HOLDERS
----------------------------------------------------------------------------------------

                                                  Variable Trust Prospectus   45

Organization and Management of the Funds
--------------------------------------------------------------------------------

The Investment Adviser
Funds Management assumed the investment advisory responsibilities for each of the Funds on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As of December 31, 2001, Funds Management and its affiliates provided advisory services for over $176 billion in assets.

For providing these services, Funds Management is entitled to receive the following fees:

     Asset Allocation Fund                                      0.55%

     Corporate Bond Fund                                        0.45%

     Equity Income Fund                                         0.55%

     Equity Value Fund                                          0.55%

     Growth Fund                                                0.55%

     International Equity Fund                                  0.75%

     Large Company Growth Fund                                  0.55%

     Money Market Fund                                          0.40%

     Small Cap Growth Fund                                      0.75%

The Sub-Advisers
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for the Funds (except the Large Company Growth Fund) and in this capacity, it is responsible for the day-to-day investment management activities of the Funds. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2001, WCM provided advisory services for over $106 billion in assets.

Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo Bank Minnesota, N.A., is the investment sub-adviser for the Large Company Growth Fund, and in this capacity, is responsible for the day-to-day investment management activities of the Fund. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans, foundations and endowments. As of December 31, 2001, Peregrine managed approximately $10.7 billion in assets.

46   Variable Trust Prospectus

-------------------------------------------------------------------------------
The Sub-Advisers are compensated by Funds Management from the fees Funds Management receives for its services as Adviser.

The Administrator
Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of each Fund.

Distribution Plan
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Funds' shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                  Variable Trust Prospectus   47

Investing in the Funds
-------------------------------------------------------------------------------

The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

48   Variable Trust Prospectus

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
Each Fund is treated separately in determining the amounts of distributions of net investment income and capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at net asset value ("NAV") or paid in cash at the election of the Participating Insurance Company.

The Corporate Bond and Money Market Funds declare any distributions of net investment income daily and pay them monthly. The Asset Allocation, Equity Income and Equity Value Funds declare and pay any distributions of net investment income quarterly. All other Funds declare and pay any distributions of net investment income annually. The Funds make any capital gain distributions at least annually.

Taxes
The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal income taxation of your VA contract or VLI policy.

As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in a Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from VA Contracts and VLI Policies, must be adequately diversified. Each Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

Pricing Fund Shares:

.. As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

.. Each Fund's investments, except the Money Market Fund, are generally valued at current market prices. The Money Market Fund's investments are valued using the amortized cost method. For the non-money market Funds, securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

                                                 Variable Trust Prospectus   49

Other Information
--------------------------------------------------------------------------------

.. We determine the NAV of each Fund's shares, except the Money Market Fund, each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV for the Money Market Fund each business day at 12:00 p.m. (ET). We determine the NAV by subtracting each Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

.. The non-money market Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday. The Money Market Fund is open for business Monday through Friday, and generally is closed on federal bank holidays.

.. In addition to payments received from the Funds, selling agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

50   Variable Trust Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

Galen G. Blomster, CFA, Mr. Blomster co-manages the Asset Allocation Fund and is a Principal with WCM. He joined WCM in 1998 as a Vice President and Director of Research and simultaneously held his position as a portfolio manager at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Blomster manages numerous portfolios for WCM using asset allocation models that he developed, including the model used in managing the Asset Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his BS in Dairy and Food Sciences from the University of Minnesota and his MS and PhD in Applied Economics from Purdue University.

John S. Dale, CFA, Mr. Dale co-manages the Large Company Growth Fund. He has managed large company growth portfolios, currently totaling assets in excess of $5 billion, and has been a Senior Vice President of Peregrine since 1988, when he joined the firm. Mr. Dale earned his BA in Marketing from the University of Minnesota.

Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Income Fund, and co-managed the predecessor portfolio since 1994. He joined WCM in 1998 as a Principal. WCM and NIM combined investment advisory services under the WCM name in 1999. He had been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

Gregg Giboney, CFA, Mr. Giboney co-manages the Equity Value Fund. He managed the predecessor portfolio since August 1998, and has been with WCM as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a Portfolio Manager for personal, institutional and trust accounts. Mr. Giboney earned his BS in Accounting and Finance from Washington State University and his MBA from the University of Portland.

Christopher F. Greene, Mr. Greene co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1999. He joined WCM in 1997 as Portfolio Manager and Analyst for the firm's Small Cap Equity Team. He is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an analyst in the corporate finance department from 1993 to 1996. Mr. Greene earned a BA in Economics from Claremont McKenna College.

Daniel J. Kokoszka, CFA, Mr. Kokoszka manages the Corporate Bond Fund.
Mr. Kokoszka, as the Managing Director of Global Fixed-income for WCM, is responsible for non-dollar fixed-income investments in major developed countries and U.S. dollar fixed-income investments (Yankee bonds) in emerging markets. He joined the firm in 1998 from Bradford & Marzec, Inc., a Los Angeles-based investment advisor, where he was a Portfolio Manager on the International Portfolio Management Team from 1993 to 1998. Mr. Kokoszka earned a BS in Astronomy from Villanova University, an MS in Mechanical Engineering from George Washington University, and an MBA with emphasis in Finance, Corporate Accounting and Applied Economics from the University of Rochester. He is a Certified Management Accountant and is Certified in Financial Management.

David S. Lunt, CFA, Mr. Lunt co-manages the Asset Allocation Fund. He joined WCM as a portfolio manager in 1992. Mr. Lunt currently is Managing Director of Quantitative Analysis for WCM. Mr. Lunt also oversees WCM's quantitative products and Wells Fargo & Company's employee benefit assets. Mr. Lunt is a member of the Association for Investment Management and Research (AIMR) and the Twin Cities Society of Security Analysts. He earned a BA in Business and an MBA from the University of Nebraska.

                                                  Variable Trust Prospectus   51

Portfolio Managers
--------------------------------------------------------------------------------


Deborah Meacock, CFA, Ms. Meacock manages the Growth Fund. Ms. Meacock has been a portfolio manager with Wells Capital Management Incorporated ("WCM") and Wells Fargo Bank Minnesota, N.A. (and its predecessor) for more than ten years. She is a Managing Director of separate account portfolio management, leading a team of portfolio managers, in managing assets in a growth equity style for institutions, non-profit organizations and planned giving programs. Ms. Meacock received her undergraduate degree in Education/French from Oxford University, England, in 1976.

Gary E. Nussbaum, CFA, Mr. Nussbaum co-manages the Large Company Growth Fund.
He has managed large company growth portfolios, currently totaling assets in excess of $5 billion, and has been a Growth Equity Style Portfolio Manager for Peregrine, where he is currently a Senior Vice President, since 1990.
Mr. Nussbaum earned his Bachelors of Business Administration from the University of Wisconsin and his MBA from the University of Wisconsin.

David L. Roberts, CFA, Mr. Roberts co-manages the Equity Income Fund and co-managed the predecessor portfolio since 1994, and also managed the predecessor's predecessor collective investment trust since 1986. He joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

Cynthia A. Tusan, CFA, Ms. Tusan co-manages the International Equity Fund.
Ms. Tusan joined WCM in 1996 from Wells Fargo Bank, N.A., where she managed individual and institutional investment management and trust accounts since 1989. She earned her BA in economics from Bryn Mawr College and her MBA from the Anderson School of Management at the University of California.

Allan White, Mr. White co-manages the Equity Value Fund. He joined WCM as Managing Director of the Value Equity Strategy Team in January 2000. He is responsible for the day-to-day management of the Fund, and for the co-direction of the stock selection process for the Team. Prior to joining WCM, Mr. White was a Principal at Olympic Capital Management, Inc. since 1993, and in his role as Senior Portfolio Manager he was responsible for all portfolio investment decisions. From 1981 to 1993, Mr. White was a Vice President and Senior Portfolio Manager at Robert E. Torrey & Co., Inc. He has managed value equity portfolios for over 12 years.

Sabrina Yih, CFA Ms. Yih co-manages the International Equity Fund. Ms Yih joined WCM from the Columbia International Stock Fund, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the International Equity Fund's largest regions. For eight years prior to that time, she was a portfolio manager for the Delphi International Fund for high net-worth individuals. Ms. Yih received her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a Chartered Financial Analyst, a member of the Association of Investment Management and Research (AIMR), and a member of the International Society of Financial Analysts.

Thomas Zeifang, CFA, Mr. Zeifang co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1998. He joined WCM in 1997 and is currently the Managing Director of the Small Cap Equity Team. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a Small Cap Equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. He was a Financial Analyst from 1993 to 1995 at Fleet Investment Advisors, based in Rochester, NY. Mr. Zeifang earned a BS in Business Administration from
St. Bonaventure University and an MBA in Finance from the University of Rochester's Simon School of Business.

52   Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depository Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade
Debt securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or unrated securities of comparable quality, including debt securities that are in default. These debt securities are generally considered to be "speculative or high risk."

Business Day
Any day the New York Stock Exchange is open is a business day for the non-money market Funds. The Money Market Fund is open for business Monday through Friday and generally is closed on federal bank holidays.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Collateralized Mortgage Obligations ("CMOs")
Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

Commercial Paper
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Debt Securities
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

                                                  Variable Trust Prospectus   53

Glossary
--------------------------------------------------------------------------------

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined by the 1940 Act, is one that invests in cash, government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less-stable currencies than markets in the developed world.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Hedge
Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Initial Public Offering
The first time a company's stock is offered for sale to the public.

Investment-Grade Securities
A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

54   Variable Trust Prospectus

--------------------------------------------------------------------------------

Moody's
A nationally recognized statistical ratings organization.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index
An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

S&P, S&P 500 Index
Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Turnover Ratio
The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued
Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants
The right to buy a stock for a set price at a set time.

Weighted Average Maturity
The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

                                                  Variable Trust Prospectus   55

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P017 (05/02)
ICA Reg. No.                                                    [LOGO]
811-09255                                              Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE TRUST FUNDS
                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                               Equity Value Fund


                                                                     May 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Table of Contents                                                               Variable Trust Funds
----------------------------------------------------------------------------------------------------
Overview                              Objective and Principal Strategy                             4
                                      Summary of Important Risks                                   6
Important summary information         Performance History                                          7
about the Fund.                       Key Information                                              8
----------------------------------------------------------------------------------------------------
The Fund                              Equity Value Fund                                           10
                                      Additional Strategies and
Important information about           General Investment Risks                                    12
the Fund.                             Organization and Management
                                      of the Fund                                                 15
----------------------------------------------------------------------------------------------------
Your Investment                       Investing in the Fund                                       17

Information on how to buy
and sell Fund shares.
----------------------------------------------------------------------------------------------------
Reference                             Other Information                                           18
                                      Portfolio Managers                                          20
Additional information and            Glossary                                                    21
term definitions.


Variable Trust Equity Value Fund Overview
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.
Words appearing in bold, italicized print are defined in the Glossary.

--------------------------------------------------------------------------------
FUND                                  OBJECTIVE
--------------------------------------------------------------------------------
  Equity Value Fund                   Seeks long-term capital appreciation.

4   Variable Trust Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------
We invest in equity securities that we believe are undervalued in relation to the overall stock markets, or in relation to other quantitative or qualitative measures. We invest principally in securities of companies with market capitalizations of $3 billion or more.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund Description later in this Prospectus;

..    the "Additional Strategies and General Investment Risks" section beginning on page 12; and

..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Stocks of smaller or medium sized companies tend to be more volatile and less liquid than those of larger companies.

Foreign Investments
The Fund makes foreign investments through American Depositary Receipts ("ADRs"), which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

6   Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for a one-year period and for the life of the Fund are compared to the performance of appropriate broad-based indexes.

Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

Equity Value Fund Calendar Year Returns

[GRAPH]

'99     (2.48)%
'00      5.78%
'01     (6.39)%

Best Qtr.: Q4 `98 . 11.57%              Worst Qtr.: Q3 `99 . (13.64)%

Average annual total return
for the period ended 12/31/01                                         Life of
                                                           1 year      Fund

WFVT Equity Value Fund (Incept. 5/1/98)                   (6.39)%    (1.97)%
S&P 500 Index/1/                                         (11.88)%     2.21%
Russell 1000 Value Index                                  (5.59)%     3.03%

/1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                   Variable Trust Prospectus   7

Key Information
--------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in the Fund:
The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

--------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of the "Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

8   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Value Fund
--------------------------------------------------------------------------------

Portfolio Managers: Allan White; Gregg Giboney, CFA
--------------------------------------------------------------------------------

Investment Objective
The Equity Value Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------

Investment Strategies
We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities we find to have positive appreciation potential and trade at low valuations, as measured against the stock market, a company's industry group, and/or a company's own price history. In selecting stocks, we analyze various qualitative and quantitative indicators, including price-to-book value, price-to-earning and price-to-cash flow ratios, and historic dividend yields. We focus our investment strategy on large-capitalization stocks.
--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in equity securities;

..    at least 80% of the Fund's assets in securities of companies with market capitalizations of $3 billion or more; and

..    up to 25% of total assets in foreign companies through ADRs and similar investments.

We may also purchase convertible debt securities with the same characteristics as common stocks, as well as in preferred stocks and warrants.
--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described in the "Summary of Important Risks" section on page 6.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 12. All are important to your investment choice.

10  Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                 FUND COMMENCED
                                                 ON MAY 1, 1998
                                                 ---------------------------------------------
                                                 Dec. 31,    Dec. 31,   Dec. 31,    Dec. 31,
For the period ended:                              2001        2000       1999        1998
                                                 ---------------------------------------------
Net asset value, beginning of period             $ 9.70      $  9.23    $  9.55     $ 10.00

Income from investment operations:
   Net investment income (loss)                    0.06         0.07       0.08        0.07
   Net realized and unrealized gain (loss)
     on investments                               (0.68)        0.46      (0.32)      (0.45)

Total from investment operations                  (0.62)        0.53      (0.24)      (0.38)

Less distributions:
   Dividends from net investment income           (0.06)       (0.06)     (0.08)      (0.07)
   Distributions from net realized gains           0.00         0.00       0.00        0.00

Total from distributions                          (0.06)       (0.06)     (0.08)      (0.07)

Net asset value, end of period                   $ 9.02      $  9.70    $  9.23     $  9.55

Total return/1/                                   (6.39)%       5.78%     (2.48)%     (3.76)%

Ratios/supplemental data:
   Net assets, end of period (000s)              $38,721     $47,013    $26,567     $11,072

Ratios to average net assets/2/:
   Ratio of expenses to average net assets          1.00%       1.00%     1.06%        1.09%
   Ratio of net investment income (loss) to
     average net assets                             0.55%       0.78%     0.96%        1.54%

Portfolio turnover                                   107%        124%      139%          27%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/, /3/                       1.16%       1.56%     1.53%        2.52%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   11

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Equity Value Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..    We cannot guarantee that the Fund will meet its investment objective.

..    We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

..    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

..    An investment in the Fund, by itself, does not constitute a complete investment plan.

..    The Fund invests in smaller companies and foreign companies through ADRs and similar investments and in emerging markets, which are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

..    The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                  Variable Trust Prospectus   13

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.

-------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                   PRINCIPAL RISK(S)
-------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for temporary                             Leverage Risk
purposes (e.g. to meet shareholder redemptions).

Foreign Securities
Equity securities issued by a non-U.S. company                        Foreign Investment, Regulatory,
in the form of an ADR or similar investment.                          Liquidity and Currency Risk

Illiquid Securities
A security which may not be sold or disposed of in                    Liquidity Risk
the ordinary course of business within seven days at
the value determined for it by the Fund. Limited
to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers,                        Counter-Party and
dealers and financial institutions to increase                        Leverage Risk
return on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of collateral
received).

Options
The right or obligation to receive or deliver a security or           Liquidity Risk
cash payment depending on the security's price or the
performance of an index or benchmark. Types of options
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,              Market Risk
which will cause Fund shareholders to bear a pro-rata
portion of the other fund's expenses, in addition to
the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may or              Liquidity Risk
may not be resold in accordance with Rule 144A under
the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to             Counter-Party Risk
buy back a security at an agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small companies, which may be less                     Small Company Investment,
liquid and more volatile than investments in                          and Liquidity Risk
larger companies.

14   Variable Trust Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

---------------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
---------------------------------------------------------------------------------------
                        Supervises the Fund's activities
---------------------------------------------------------------------------------------
      INVESTMENT ADVISER                                 CUSTODIAN
---------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC            Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA            6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities     Provides safekeeping for the Fund's assets
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
---------------------------------------------------------------------------------------
                    Wells Capital Management Incorporated
                                525 Market St.
                              San Francisco, CA
              (Responsible for day-to-day portfolio management)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   TRANSFER
   ADMINISTRATOR                    AGENT
---------------------------------------------------------------------------------------
   Wells Fargo Funds          Boston Financial Data
   Management, LLC            Services, Inc.
   525 Market St.             Two Heritage Dr.
   San Francisco, CA          Quincy, MA

   Manages the                Maintains records
   Fund's business            of shares and
   activities                 supervises the payment
                              of dividends
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
---------------------------------------------------------------------------------------
       Advise current and prospective contract holders on Fund investments
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                CONTRACT HOLDERS
---------------------------------------------------------------------------------------

                                                  Variable Trust Prospectus   15

Organization and Management of the Fund
--------------------------------------------------------------------------------

The Investment Adviser
Funds Management assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2001, Funds Management and its affiliates provided advisory services for over $176 billion in assets.

Funds Management is entitled to receive an annual fee at the rate of 0.55% of the Fund's average daily net assets for providing these services.

The Sub-Adviser
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for the Fund and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2001, WCM provided advisory services for over $106 billion in assets.

WCM is compensated by Funds Management from the advisory fees Funds Management receives as Adviser.

The Administrator
Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund.

Distribution Plan
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Fund.

16   Variable Trust Prospectus

Investing in the Fund
--------------------------------------------------------------------------------

The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   17

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
The Fund is treated separately in determining the amounts of distributions of net investment income and capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at net asset value ("NAV") or paid in cash at the election of the Participating Insurance Company.

The Equity Value Fund pays any distributions of net investment income quarterly, and capital gains at least annually.

Taxes
The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal taxation of your VA Contract or VLI Policy.

As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

Pricing Fund Shares:
..    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..    The Fund's investments are generally valued at current market prices.
     Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.

18   Variable Trust Prospectus

--------------------------------------------------------------------------------

..    We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

..    The Fund is open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

..    In addition to payments received from the Fund, selling agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

                                                  Variable Trust Prospectus   19

Portfolio Managers
--------------------------------------------------------------------------------

Gregg Giboney, CFA, Mr. Giboney co-manages the Equity Value Fund. He managed the predecessor portfolio since August 1998, and has been with WCM as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a Portfolio Manager for personal, institutional and trust accounts. Mr. Giboney earned his BS in Accounting and Finance from Washington State University and his MBA from the University of Portland.

Allan White, Mr. White co-manages the Equity Value Fund. He joined WCM as Managing Director of the Value Equity Strategy Team in January 2000. He is responsible for the day-to-day management of the Fund, and for the co-direction of the stock selection process for the Team. Prior to joining WCM, Mr. White was a Principal at Olympic Capital Management, Inc. since 1993, and in his role as Senior Portfolio Manager he was responsible for all portfolio investment decisions. From 1981 to 1993, Mr. White was a Vice President and Senior Portfolio Manager at Robert E. Torrey & Co., Inc. He has managed value equity portfolios for over 12 years.

20   Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------
We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day
Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Convertible Debt Securities
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by the Fund on its shares.

Diversified
A diversified fund, as defined by the 1940 Act, is one that invests in cash, government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets. Non-diversified funds are not required to follow such investment policies.

Emerging Markets
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity
The ability to readily sell a security at a fair price.

                                                  Variable Trust Prospectus   21

Glossary
--------------------------------------------------------------------------------

Money Market Instruments
High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Undervalued
Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants
The right to buy a stock for a set price at a set time.

22   Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P019 (05/02)
ICA Reg. No.
811-09255                                                       [LOGO]
                                                       Printed on Recycled Paper

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
              -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE TRUST FUNDS
                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                 Equity Income Fund

                                                        May 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Table of Contents                                            Variable Trust Fund
--------------------------------------------------------------------------------
Overview                                Objective and Principal Strategy       4
                                        Summary of Important Risks             6
Important summary information           Performance History                    8
about the Fund.                         Key Information                        9
--------------------------------------------------------------------------------
The Fund                                Equity Income Fund                    10
                                        Additional Strategies and
Important information about               General Investment Risks            12
the Fund.                               Organization and Management
                                          of the Fund                         15
--------------------------------------------------------------------------------
Your Investment                         Investing in the Fund                 17

Information on how to buy
and sell Fund shares.
--------------------------------------------------------------------------------
Reference                               Other Information                     18
                                        Portfolio Managers                    20
Additional information and              Glossary                              21
term definitions.


Variable Trust Equity Income Fund Overview
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.

Words appearing in bold, italicized print are defined in the Glossary.


--------------------------------------------------------------------------------
FUND                      OBJECTIVE
--------------------------------------------------------------------------------
Equity Income Fund        Seeks long-term capital appreciation and above-average
                          dividend income.

4   Variable Trust Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------
The Fund invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund Description later in this Prospectus;

..    the "Additional Strategies and General Investment Risks" section beginning on page 12; and

..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Stocks of smaller or medium sized companies tend to be more volatile and less liquid than those of larger companies.

--------------------------------------------------------------------------------
FUND SPECIFIC RISKS
--------------------------------------------------------------------------------
Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

6   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one- and five-year periods and for the life of the Fund are compared to the performance of appropriate broad-based indexes.

Please remember that past performance is no guarantee of future results. The performance for the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

Equity Income Fund Calendar Year Returns

[GRAPH]

'97     26.90%
'98     18.42%
'99      7.90%
'00      2.33%
'01     (5.41)%

Best Qtr.: Q4 '98 . 15.63%                 Worst Qtr.: Q3 '98 . (9.73)%

Average annual total return
for the period ended 12/31/01                                           Life of
                                                1 year      5 years       Fund
WFVT Equity Income Fund (Incept. 5/6/96)        (5.41)%       9.43%      10.13%
S&P 500 Index/1/                               (11.88)%      10.70%      12.51%
Russell 1000 Value Index                        (5.59)%      11.13%      12.81%

/1/  S&P 500 is a registered trademark of Standard & Poor's.

8   Variable Trust Prospectus

Key Information
--------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC, ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in the Fund:
The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..  what the Fund is trying to achieve; and

..  how we intend to invest your money.

--------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of the "Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

                                                   Variable Trust Prospectus   9

Equity Income Fund
--------------------------------------------------------------------------------

Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA
--------------------------------------------------------------------------------

Investment Objective
The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.
--------------------------------------------------------------------------------

Investment Strategies
We invest primarily in common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.
--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in income-producing equity securities;
     and

..    at least 80% of the Fund's assets in securities of companies with market capitalizations of $3 billion or more.

We may invest in preferred stocks, convertible debt securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of total assets.
--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described in the "Summary of Important Risks" section on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 12. These considerations are all important to your investment choice.

10   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                               FUND COMMENCED
                                               ON MAY 6, 1996
                                               -------------------------------------------------------
                                               Dec. 31,      Dec. 31,     Dec. 31,  Dec. 31,  Dec. 31,
For the period ended:                           2001           2000        1999       1998      1997
                                               -------------------------------------------------------
Net asset value, beginning of period           $  17.01      $  17.09    $  16.00   $ 13.68   $ 10.91

Income from investment operations:
   Net investment income (loss)                    0.16          0.17        0.17      0.18      0.14
   Net realized and unrealized gain (loss)
     on investments                               (1.09)         0.21        1.09      2.34      2.79

Total from investment operations                  (0.93)         0.38        1.26      2.52      2.93

Less distributions:
   Dividends from net investment income           (0.15)        (0.17)      (0.17)    (0.18)    (0.14)
   Distributions from net realized gain           (0.41)        (0.29)       0.00     (0.02)    (0.02)

Total from distributions                          (0.56)        (0.46)      (0.17)    (0.20)    (0.16)

Net asset value, end of period                 $  15.52      $  17.01    $  17.09   $ 16.00   $ 13.68

Total return/1/                                   (5.41)%        2.33%       7.90%    18.42%    26.90%

Ratios/supplemental data:
   Net assets, end of period (000s)            $106,199      $113,350    $127,793   $86,069   $39,888

Ratios to average net assets:
   Ratio of expenses to average net assets         1.00%         1.00%       0.86%     0.80%     0.80%
   Ratio of net investment income (loss) to
     average net assets                            1.05%         1.02%       1.16%     1.47%     1.85%

Portfolio turnover                                    5%            4%          5%        1%        3%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                          1.23%         1.17%       1.12%     1.10%     1.34%

/1/ Total return calculations do not include any insurance costs and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   11

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Equity Income Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..    We cannot guarantee that the Fund will meet its investment objective.

..    We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

..    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

..    An investment in the Fund, by itself, does not constitute a complete investment plan.

..    The Fund invests in foreign companies through American Depositary Receipts
     ("ADRs") and similar investments which are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

..    The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                    Variable Trust Prospectus 13

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for temporary                                          Leverage Risk
purposes (e.g. to meet shareholder redemptions).

Foreign Securities
Equity securities issued by a non-U.S. company                                     Foreign Investment, Regulatory
in the form of an ADR or similar investment.                                       Liquidity and Currency Risk

Illiquid Securities
A security which may not be sold or disposed of in the                             Liquidity Risk
ordinary course of business within seven days at the value
determined for it by the Fund. Limited to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and                         Counter-Party and
financial institutions to increase return on those securities.                     Leverage Risk
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

Options
The right or obligation to receive or deliver a security or                        Liquidity Risk
cash payment depending on the security's price or the
performance of an index or benchmark. Types of options
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,                           Market Risk
which will cause Fund shareholders to bear a pro-rata
portion of the other fund's expenses, in addition to the
expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may or                           Liquidity Risk
may not be resold in accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to                          Counter-Party Risk
buy back a security at an agreed upon time and price,
usually with interest.

14   Variable Trust Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

-----------------------------------------------------------------------------------------------------
                                          BOARD OF TRUSTEES
-----------------------------------------------------------------------------------------------------
                                   Supervises the Fund's activities
-----------------------------------------------------------------------------------------------------
             INVESTMENT ADVISER                                          CUSTODIAN
-----------------------------------------------------------------------------------------------------
     Wells Fargo Funds Management, LLC                     Wells Fargo Bank Minnesota, N.A.
     525 Market St., San Francisco, CA                     6th & Marquette, Minneapolis, MN
     Manages the Fund's investment activities              Provides safekeeping for the Fund's assets
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                        INVESTMENT SUB-ADVISER
-----------------------------------------------------------------------------------------------------
                                Wells Capital Management Incorporated
                                  525 Market St., San Francisco, CA
                            (Responsible for day-to-day portfolio management)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
            ADMINISTRATOR                                            TRANSFER AGENT
----------------------------------------------------------------------------------------------------
     Wells Fargo Funds Management, LLC                     Boston Financial Data Services, Inc.
     525 Market St.                                        Two Heritage Dr.
     San Francisco, CA                                     Quincy, MA

     Manages the Fund's                                    Maintains records of shares and
     business activities                                   supervises the payment of dividends
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                         PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
-----------------------------------------------------------------------------------------------------
                   Advise current and prospective contract holders on Fund investments
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                           CONTRACT HOLDERS
-----------------------------------------------------------------------------------------------------

                                                  Variable Trust Prospectus   15

Organization and Management of the Fund
--------------------------------------------------------------------------------

The Investment Adviser
Funds Management assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2001, Funds Management and its affiliates provided advisory services for over $176 billion in assets.

Funds Management is entitled to receive an annual fee at the rate of 0.55% of the Fund's average daily net assets for providing these services.

The Sub-Adviser
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for the Fund and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2001, WCM provided advisory services for over $106 billion in assets.

WCM is compensated by Funds Management from the advisory fees Funds Management receives for its services as Adviser.

The Administrator
Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund.

Distribution Plan
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Fund.

16   Variable Trust Prospectus

Investing in the Fund
--------------------------------------------------------------------------------

The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   17

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
The Fund is treated separately in determining the amounts of distributions of net investment income and capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at net asset value ("NAV") or paid in cash at the election of the Participating Insurance Company.

The Equity Income Fund pays any distributions of net investment income quarterly, and capital gains at least annually.

Taxes
The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal income taxation of your VA Contract or VLI Policy.

As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

Pricing Fund Shares:
..    As with all mutual fund investments, the price you pay to
     purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..    The Fund's investments are generally valued at current market prices.
     Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.


18   Variable Trust Prospectus

--------------------------------------------------------------------------------

..    We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

..    The Fund is open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

..    In addition to payments received from the Fund, selling agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.



                                                  Variable Trust Prospectus   19

Portfolio Managers
--------------------------------------------------------------------------------

Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Income Fund, and co-managed the predecessor portfolio since 1994. He joined WCM in 1998 as a Principal. WCM and NIM combined investment advisory services under the WCM name in 1999. He had been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

David L. Roberts, CFA, Mr. Roberts co-manages the Equity Income Fund and co-managed the predecessor portfolio since 1994, and also managed the predecessor's predecessor collective investment trust since 1986. He joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

20   Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------
We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day
Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Convertible Debt Securities
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by the Fund on its shares.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality short term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

                                                  Variable Trust Prospectus   21

Glossary
--------------------------------------------------------------------------------
Options
An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Undervalued
Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



























22   Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at
publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

P028 (05/02)
ICA Reg. No.                                                    [LOGO]
811-09255                                              Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE TRUST FUNDS PROSPECTUS

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                  Small Cap Growth Fund

                                                                     May 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Table of Contents                                           Variable Trust Funds
--------------------------------------------------------------------------------
Overview                             Objective and Principal Strategy          4
                                     Summary of Important Risks                6
Important summary information        Performance History                       7
about the Fund.                      Key Information                           8
--------------------------------------------------------------------------------
The Fund                             Small Cap Growth Fund                    10
                                     Additional Strategies and
Important information about            General Investment Risks               12
the Fund.                            Organization and Management
                                       of the Fund                            15
--------------------------------------------------------------------------------
Your Investment                      Investing in the Fund                    17

Information on how to buy
and sell Fund shares.
--------------------------------------------------------------------------------
Reference                            Other Information                        18
                                     Portfolio Managers                       20
Additional information and term      Glossary                                 21
definitions.

Variable Trust Small Cap Growth Fund Overview
---------------------------------------------

See the Fund description in this Prospectus for further details.

Words appearing in bold, italicized print are defined in the Glossary.

--------------------------------------------------------------------------------
FUND                            OBJECTIVE
--------------------------------------------------------------------------------


  Small Cap Growth Fund         Seeks long-term capital appreciation.





 4   Variable Trust Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------
In selecting portfolio investments, we focus on companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

                                                  Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund Description later in this Prospectus;

..    the "Additional Strategies and General Investment Risks" section beginning on page 12; and

..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Stocks of smaller or medium sized companies tend to be more volatile and less liquid than those of larger companies.

Foreign Investments
The Fund may make foreign investments through American Depositary Receipts ("ADRs"), which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

--------------------------------------------------------------------------------
FUND SPECIFIC RISKS
--------------------------------------------------------------------------------

The Fund invests in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

6   Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one and five-year periods and for the life of the Fund are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results. The performance for the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

Small Cap Growth Fund Calendar Year Returns


[GRAPHIC]

'96     31.47%
'97      9.87%
'98    (14.47)%
'99     66.27%
'00    (22.58)%
'01    (24.37)%

Best Qtr.: Q4 `99 . 67.19%             Worst Qtr.: Q1 `01 . (31.31)%


Average annual total return                                            Life of
for the period ended 12/31/01                     1 year     5 years    Fund

WFVT Small Cap Growth Fund (Incept. 5/01/95)     (24.37)%    (1.78)%    5.10%
Russell 2000 Index                                 2.49 %     7.52 %   11.05%

                                                   Variable Trust Prospectus   7

Key Information
--------------------------------------------------------------------------------
In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management LLC, ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in the Fund:
The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

-------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of the "Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

8   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Managers: Thomas Zeifang, CFA; Christopher F. Greene

--------------------------------------------------------------------------------
Investment Objective
The Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
We actively manage a diversified portfolio of common stocks of U.S. and foreign companies we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We focus our investment strategy on small-capitalization stocks.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently;

..    at least 65% of total assets in an actively managed, broadly diversified portfolio of growth-oriented common stocks;

..    in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

..    up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

..    up to 25% of total assets in foreign companies through ADRs or similar investments.

--------------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the risks described in the "Summary of Important Risks" section on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section on page 12. These considerations are all important to your investment choice.

10   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                     FUND COMMENCED
                                                     ON MAY 1, 1995
                                                     --------------------------------------------------------------
                                                     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
For the period ended:                                  2001         2000         1999         1998         1997
                                                     --------------------------------------------------------------
Net asset value, beginning of period                 $ 10.38      $ 18.09      $ 10.88      $ 12.77      $ 13.50

Income from investment operations:
   Net investment income (loss)                        (0.04)       (0.08)       (0.04)        0.03         0.01
   Net realized and unrealized gain (loss)
     on investments                                    (2.49)       (3.71)        7.25        (1.89)        1.24

Total from investment operations                       (2.53)       (3.79)        7.21        (1.86)        1.25

Less distributions:
   Dividends from net investment income                 0.00         0.00         0.00        (0.03)       (0.01)
   Distributions from net realized gain                 0.00        (3.15)        0.00         0.00        (1.59)
   Return of Capital                                    0.00        (0.77)        0.00         0.00        (0.38)

Total from distributions                                0.00        (3.92)        0.00        (0.03)       (1.98)

Net asset value, end of period                       $  7.85      $ 10.38      $ 18.09      $ 10.88      $ 12.77

Total return/1/                                       (24.37)%     (22.58)%      66.27%      (14.47)%       9.87%

Ratios/supplemental data:
   Net assets, end of period (000s)                  $57,216      $33,610      $23,819      $13,295      $11,482

Ratios to average net assets:
   Ratio of expenses to average net assets              1.18%        1.20%        0.95%        0.80%        0.80%
   Ratio of net investment income (loss) to
     average net assets                                (0.85)%      (0.72)%      (0.37)%       0.31%        0.07%

Portfolio turnover                                       218%         260%         314%         135%         209%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/               1.32%        2.41%        1.94%        1.51%        1.88%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                  Variable Trust Prospectus   11

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Small Cap Growth Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..    We cannot guarantee that the Fund will meet its investment objective.

..    We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

..    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

..    An investment in the Fund, by itself, does not constitute a complete investment plan.

..    The Fund invests in smaller companies, foreign companies through ADRs and similar investments, and in emerging markets, which are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

..    The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above, and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors"
section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                  Variable Trust Prospectus   13

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                         PRINCIPAL RISK(S)
--------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for             Leverage Risk
temporary purposes (e.g. to meet
shareholder redemptions).

Emerging Markets
Securities of companies based in            Emerging Market, Foreign Investment,
countries considered developing or          Regulatory, Liquidity and Currency
to have "emerging" stock markets.           Risk
Generally, these securities have
the same type of risks as foreign
securities, but to a higher degree.

Foreign Securities
Equity securities issued by a non-U.S.      Foreign Investment, Regulatory,
company in the form of an ADR or            Liquidity and Currency Risk
similar investment.

Illiquid Securities
A security which may not be sold or         Liquidity Risk
disposed of in the ordinary course of
business within seven days at the
value determined for it by the Fund.
Limited to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning securities to       Counter-Party and
brokers, dealers and financial              Leverage Risk
institutions to increase return on
those securities. Loans may be made up
to 1940 Act limits (currently one-third
of total assets, including the value of
collateral received).

Options
The right or obligation to receive or       Liquidity Risk
deliver a security or cash payment
depending on the security's price or
the performance of an index or
benchmark. Types of options used may
include: options on securities,
options on a stock index, stock index
futures and options on stock index
futures to protect liquidity and
portfolio value.

Other Mutual Funds
Investments by the Fund in shares of        Market Risk
other mutual funds, which will cause
Fund shareholders to bear a pro-rata
portion of the other fund's expenses,
in addition to the expenses paid by
the Fund.

Privately Issued Securities
Securities that are not publicly traded     Liquidity Risk
but which may or may not be resold in
accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a      Counter-Party Risk
security agrees to buy back a security
at an agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small companies, which       Small Company Investment,
may be less liquid and more volatile        Market and Liquidity Risk
than investments in larger companies.

14   Variable Trust Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

----------------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
----------------------------------------------------------------------------------------
                        Supervises the Fund's activities
----------------------------------------------------------------------------------------
          INVESTMENT ADVISER                                CUSTODIAN
----------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC             Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA             6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities      Provides safekeeping for the Fund's assets
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
----------------------------------------------------------------------------------------
                      Wells Capital Management Incorporated
                               525 Market St.
                               San Francisco, CA
                Responsible for day-to-day portfolio management
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
           ADMINISTRATOR                                   TRANSFER AGENT
-----------------------------------------------------------------------------------------
Wells Fargo Funds                             Boston Financial Data Services, Inc.
Management, LLC                               Two Heritage Dr.
525 Market St.                                Quincy, MA
San Francisco, CA

Manages the Funds'                            Maintains records of shares and
business activities                           supervises the payment of dividends
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
-----------------------------------------------------------------------------------------
      Advise current and prospective contract holders on Fund investments
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
                                CONTRACT HOLDERS
-----------------------------------------------------------------------------------------

                                                  Variable Trust Prospectus   15

Organization and Management of the Fund
--------------------------------------------------------------------------------

The Investment Adviser
Funds Management assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2001, Funds Management and its affiliates provided advisory services for over $176 billion in assets.

Funds Management is entitled to receive an annual fee of 0.75% of the Fund's average daily net assets for providing these services.

The Sub-Adviser
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for the Fund and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high-net worth individuals. As of December 31, 2001, WCM provided advisory services for over $106 billion in assets.

WCM is compensated by Funds Management from the advisory fees Funds Management receives for its services as the Adviser.

The Administrator
Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund.

Distribution Plan
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Fund.

16   Variable Trust Prospectus

Investing in the Fund
--------------------------------------------------------------------------------
The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   17

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
The Fund is treated separately in determining the amounts of distributions of net investment income and capital gains to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at net asset value ("NAV") or paid in cash at the election of the Participating Insurance Company.

The Small Cap Growth Fund pays any distributions of net investment income annually and capital gains at least annually.

--------------------------------------------------------------------------------
Taxes
The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal income taxation of your VA Contract or VLI Policy.

As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

Pricing Fund Shares:
..    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..    The Fund's investments are generally valued at current market prices.
     Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or the latest quoted bid price. See the Statement of Additional Information for further disclosure.

18   Variable Trust Prospectus

--------------------------------------------------------------------------------

..    We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

..    The Fund is open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

..    In addition to payments received from the Fund, selling agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

                                                 Variable Trust Prospectus   19

Portfolio Managers
--------------------------------------------------------------------------------

Christopher F. Greene, Mr. Greene co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1999. He joined WCM in 1997 as Portfolio Manager and Analyst for the firm's Small Cap Equity Team. He is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an analyst in the corporate finance department from 1993 to 1996. Mr. Greene earned a BA in Economics from Claremont McKenna College.

Thomas Zeifang, CFA, Mr. Zeifang co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1998. He joined WCM in 1997 and is currently the Managing Director of the Small Cap Equity Team. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a Small Cap Equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. He was a Financial Analyst from 1993 to 1995 at Fleet Investment Advisors, based in Rochester, NY. Mr. Zeifang earned a BS in Business Administration from St. Bonaventure University and an MBA in Finance from the University of Rochester's Simon School of Business.

20   Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day
Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by the Fund on its shares.

Diversified
A diversified fund, as defined by the 1940 Act, is one that invests in cash, government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets. Non-diversified funds are not required to follow such investment policies.

Emerging Markets
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less-stable currencies than markets in the developed world.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value determined by the Fund.

Initial Public Offering
The first time a company's stock is offered for sale to the public.

Liquidity
The ability to readily sell a security at a fair price.

                                                  Variable Trust Prospectus   21

Glossary
--------------------------------------------------------------------------------

Money Market Instruments
High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index
An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Turnover Ratio
The percentage of the securities held in the Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

22   Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

P032 (05/02)
ICA Reg. No.                                             [LOGO]
811-09255                                       Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE TRUST FUNDS                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                   International Equity Fund



                                                                 May 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                           Variable Trust Funds
--------------------------------------------------------------------------------
Overview                          Objective and Principal Strategy             4
                                  Summary of Important Risks                   6
Important summary information     Performance History                          7
about the Fund.                   Key Information                              8
--------------------------------------------------------------------------------
The Fund                          International Equity Fund                   10
                                  Additional Strategies and
Important information about         General Investment Risks                  12
the Fund.                         Organization and Management
                                    of the Fund                               15
--------------------------------------------------------------------------------
Your Investment                   Investing in the Fund                       17

Information on how to buy
and sell Fund shares.
--------------------------------------------------------------------------------
Reference                         Other Information                           18
                                  Portfolio Managers                          20
Additional information and term   Glossary                                    21
definitions.


Variable Trust International Equity Fund Overview
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.
Words appearing in bold, italicized print are defined in the Glossary.

--------------------------------------------------------------------------------
FUND                           OBJECTIVE
--------------------------------------------------------------------------------

  International Equity Fund    Seeks total return with an emphasis on long-term
                               capital appreciation.

4   Variable Trust Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

We invest principally in equity securities of companies based in developed foreign countries and emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return capabilities.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..   the Fund Description later in this Prospectus;

..   the "Additional Strategies and General Investment Risks" section beginning on page 12; and

..   the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Stocks of smaller or medium sized companies tend to be more volatile and less liquid than those of larger companies.

Foreign Investments
The Fund makes foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6   Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for a one-year period and for the life of the Fund are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

International Equity Fund Calendar Year Returns

[GRAPH]
'01 (16.09)%

Best Qtr.: Q4 '01 . 9.33%             Worst Qtr.: Q3 '01 . (14.23)%



Average annual total return                                            Life of
for the period ended 12/31/01                              1 year        Fund

WFVT International Equity Fund (Incept. 7/03/00)           (16.09)%    (17.32)%

MSCI/EAFE Index/1/                                         (21.44)%    (20.72)%

/1/  Morgan Stanley Capital International/Europe, Australasia, and Far East
     Index.

                                                   Variable Trust Prospectus   7

Key Information
--------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in the Fund:
The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.


--------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentage of the "Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

8   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------

Portfolio Managers: Cynthia A. Tusan, CFA; Sabrina Yih, CFA
--------------------------------------------------------------------------------

Investment Objective
The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in securities of non-U.S. companies.
--------------------------------------------------------------------------------

Investment Strategies
We invest principally in equity securities of companies based in developed foreign countries and emerging markets.

We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies that we believe have above-average potential for long-term growth and total return capabilities. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.
--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in equity securities;

..    at least 80% of total assets in equity securities of companies based outside the U.S.;

..    in a minimum of five countries exclusive of the U.S.;

..    up to 50% of total assets in any one country;

..    up to 25% of total assets in emerging markets;

..    in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million; and

..    in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), and shares of other mutual funds.

We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.
--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described in the "Summary of Important Risks" section on page 6.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 12. These considerations are all important to your investment choice.

10   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                             FUND COMMENCED
                                                             ON JULY 3, 2000
                                                           ------------------------------
                                                           Dec. 31,     Dec. 31,
For the period ended:                                        2001         2000
                                                           ------------------------------
Net asset value, beginning of period                        $  8.94      $ 10.00

Income from investment operations:
   Net investment income (loss)                                0.02         0.03
   Net realized and unrealized gain (loss)
     on investments                                           (1.46)       (1.06)

Total from investment operations                              (1.44)       (1.03)

Less distributions:
   Dividends from net investment income                        0.00        (0.03)
   Distributions from net realized gains                       0.00         0.00

Total from distributions                                       0.00        (0.03)

Net asset value, end of period                              $  7.50      $  8.94

Total return/1/                                              (16.09)%     (10.33)%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $ 4,946      $ 1,620

Ratios to average net assets/3/
   Ratio of expenses to average net assets                     1.00%        1.00%
   Ratio of net investment income (loss) to
     average net assets                                        0.48%        0.98%

Portfolio turnover                                               41%          19%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/, /3/                                 7.21%        2.40%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.

                                                  Variable Trust Prospectus   11

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust International Equity Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..    We cannot guarantee that the Fund will meet its investment objective.

..    We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

..    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

..    An investment in the Fund, by itself, does not constitute a complete investment plan.

..    The Fund invests in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets, which are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity, and regulatory risk.

..    The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                  Variable Trust Prospectus   13

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                      PRINCIPAL RISK(S)
--------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for          Leverage Risk
temporary purposes (e.g. to meet
shareholder redemptions).

Emerging Markets
Securities of companies based in         Emerging Market, Foreign Investment,
countries considered developing or to    Regulatory, Liquidity and Currency Risk
have "emerging" stock markets.
Generally, these securities have the
same type of risks as foreign
securities, but to a higher degree.

Foreign Securities
Equity securities issued by a non-U.S.   Foreign Investment, Regulatory,
company, which may be in the form of an  Liquidity and Currency Risk
ADR or similar investment.

Illiquid Securities
A security which may not be sold or      Liquidity Risk
disposed of in the ordinary course of
business within seven days at the value
determined by the Fund. Limited to 15%
of net assets.

Loans of Portfolio Securities
The practice of loaning securities to    Counter-Party and Leverage Risk
brokers, dealers and financial
institutions to increase return on
those securities. Loans may be made up
to 1940 Act limits (currently one-third
of total assets, including the value of
collateral received).

Other Mutual Funds
Investments by the Fund in shares of     Market Risk
other mutual funds, which will cause
Fund shareholders to bear a pro-rata
portion of the other fund's expenses,
in addition to the expenses paid by the
Fund.

Privately Issued Securities
Securities that are not publicly traded Liquidity Risk but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a   Counter-Party Risk
security agrees to buy back a security
at an agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small companies, which    Small Company Investment, Market
may be less liquid and more volatile     and Liquidity Risk
than investments in larger companies.

14    Variable Trust Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

---------------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
---------------------------------------------------------------------------------------
                        Supervises the Fund's activities
---------------------------------------------------------------------------------------
      INVESTMENT ADVISER                                CUSTODIAN
---------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC            Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA            6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities     Provides safekeeping for the Fund's assets
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
---------------------------------------------------------------------------------------
                      Wells Capital Management Incorporated
                        525 Market St., San Francisco, CA
                (Responsible for day-to-day portfolio management)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                        TRANSFER
        ADMINISTRATOR                                    AGENT
---------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC          Boston Financial Data Services, Inc.
525 Market St.                             Two Heritage Dr.
San Francisco, CA                          Quincy, MA

Manages the Fund's                         Maintains records of shares and
business activities                        supervises the payment of dividends
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
---------------------------------------------------------------------------------------
      Advise current and prospective contract holders on Fund investments
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                CONTRACT HOLDERS
---------------------------------------------------------------------------------------

                                                  Variable Trust Prospectus   15

Organization and Management of the Fund
--------------------------------------------------------------------------------

The Investment Adviser
Funds Management assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2001, Funds Management and its affiliates provided advisory services for over $176 billion in assets.

Funds Management is entitled to receive an annual fee of 0.75% of the Fund's average daily net assets for providing these services.

The Sub-Adviser
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for the Fund and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2001, WCM provided advisory services for over $106 billion in assets.

WCM is compensated by Funds Management from the advisory fees Funds Management receives for its services as Adviser.

The Administrator
Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund.

Distribution Plan
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Fund.

16   Variable Trust Prospectus

Investing in the Fund
--------------------------------------------------------------------------------

The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   17

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
The Fund is treated separately in determining the amounts of distributions of net investment income and capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at net asset value ("NAV") or paid in cash at the election of the Participating Insurance Company.

The International Equity Fund pays any distributions of net investment income annually and capital gains at least annually.

Taxes
The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal income taxation of your VA Contract or VLI Policy.

As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

Pricing Fund Shares:
.. As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..  The Fund's investments are generally valued at current market prices.
   Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.

18   Variable Trust Prospectus

--------------------------------------------------------------------------------

..   We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

..   The Fund is open for business on each day the NYSE is open for business.
    NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

..   In addition to payments received from the Fund, selling agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares.

                                                  Variable Trust Prospectus   19

Portfolio Managers
--------------------------------------------------------------------------------

Cynthia A. Tusan, CFA, Ms. Tusan co-manages the International Equity Fund. Ms. Tusan joined WCM in 1996 from Wells Fargo Bank, N.A., where she managed individual and institutional investment management and trust accounts since 1989. She earned a BA in economics from Bryn Mawr College and an MBA from the Anderson School of Management at the University of California.

Sabrina Yih, CFA, Ms. Yih co-manages the International Equity Fund. Ms. Yih joined WCM from the Columbia International Stock Fund, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the International Equity Fund's largest regions. For eight years prior to that time, she was a portfolio manager for the Delphi International Fund for high net-worth individuals. Ms. Yih received her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a Chartered Financial Analyst, a member of the Association of Investment Management and Research (AIMR), and a member of the International Society of Financial Analysts.

20   Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depository Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day
Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Convertible Debt Securities
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by the Fund on its shares.

Emerging Markets
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less-stable currencies than markets in the developed world.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Hedge
Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity
The ability to readily sell a security at a fair price.

                                                  Variable Trust Prospectus   21

Glossary
--------------------------------------------------------------------------------

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Undervalued
Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants
The right to buy a stock for a set price at a set time.

22   Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

P036 (05/02)
ICA Reg. No.                                                    [LOGO]
811-09255                                              Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

                                                                      ----------
WELLS FARGO VARIABLE TRUST FUNDS                                      PROSPECTUS
                                                                      ----------
                                                           Asset Allocation Fund



                                                                     May 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                           Variable Trust Funds
--------------------------------------------------------------------------------
Overview                             Objective and Principal Strategy          4
                                     Summary of Important Risks                6
Important summary information        Performance History                       7
about the Fund.                      Key Information                           8
--------------------------------------------------------------------------------
The Fund                             Asset Allocation Fund                    10
                                     Additional Strategies and
Important information about            General Investment Risks               12
the Fund.                            Organization and Management
                                       of the Fund                            15
--------------------------------------------------------------------------------
Your Investment                      Investing in the Fund                    17

Information on how to buy
and sell Fund shares.
--------------------------------------------------------------------------------
Reference                            Other Information                        18
                                     Portfolio Managers                       20
Additional information and term      Glossary                                 21
definitions.

Variable Trust Asset Allocation Fund Overview
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.
Words appearing in bold, italicized print are defined in the Glossary.


--------------------------------------------------------------------------------
FUND                             OBJECTIVE
--------------------------------------------------------------------------------
Asset Allocation Fund            Seeks long-term total return, consistent with
                                 reasonable risk.

4   Variable Trust Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed-income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed-income securities.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund Description later in this Prospectus;

..    the "Additional Strategies and General Investment Risks" section beginning on page 12; and

..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Stocks of smaller or medium sized companies tend to be more volatile and less liquid than those of larger companies.

Debt Securities
The Fund invests in debt securities, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk.

--------------------------------------------------------------------------------
FUND SPECIFIC RISKS
--------------------------------------------------------------------------------

Fund assets that track the performance of an index do so whether the index rises or falls.

6   Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one- and five-year periods and for the life of the Fund are compared to the performance of appropriate broad-based indexes.

Please remember that past performance is no guarantee of future results. The performance for the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

Asset Allocation Fund Calendar Year Returns

[GRAPH]

'95     28.95%
'96     11.46%
'97     20.88%
'98     25.26%
'99      9.33%
'00      1.02%
'01     (6.96)%

Best Qtr.: Q4 `98  .  15.86%              Worst Qtr.: Q1 `01  .  (8.84)%


Average annual total return                                              Life of
for the period ended 12/31/01                        1 year    5 years     Fund

WFVT Asset Allocation Fund (Incept. 4/15/94)         (6.96)%     9.24%    11.16%
S&P 500 Index/1/                                    (11.88)%    10.70%    15.09%
LB 20+ Treasury Index/2/                               3.63%     8.49%     9.08%

/1/   S&P 500 is a registered trademark of Standard & Poor's.
/2/   Lehman Brothers 20+ Treasury Index.

                                                   Variable Trust Prospectus   7

Key Information
--------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in the Fund:
The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..   what the Fund is trying to achieve; and

..   how we intend to invest your money.

--------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

8   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Asset Allocation Fund
--------------------------------------------------------------------------------

Portfolio Managers: Galen G. Blomster, CFA; David S. Lunt, CFA
--------------------------------------------------------------------------------

Investment Objective
The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.
--------------------------------------------------------------------------------

Investment Strategies
The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed-income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed-income securities.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
--------------------------------------------------------------------------------

Permitted Investments
The asset classes we invest in are:

..   Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

..   Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.
--------------------------------------------------------------------------------

Important Risk Factors
The Fund is subject to the risks described in the "Summary of Important Risks" section on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 12. These considerations are all important to your investment choice.

10   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             FUND COMMENCED
                                             ON APRIL 15, 1994
                                             ------------------------------------------------------------
                                             Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,    Dec. 31,
For the period ended:                        2001         2000        1999         1998        1997
                                             ------------------------------------------------------------
Net asset value, beginning of period        $  13.82     $  14.42    $  13.45     $  11.99     $ 11.42

Income from investment operations:
   Net investment income (loss)                 0.20         0.31        0.27         0.34        0.60
   Net realized and unrealized gain (loss)
     on investments                            (1.17)       (0.13)       0.97         2.60        1.73

Total from investment operations               (0.97)        0.18        1.24         2.94        2.33

Less distributions:
   Dividends from net investment income        (0.20)       (0.31)      (0.26)       (0.34)      (0.60)
   Distributions from net realized gain        (0.33)       (0.47)      (0.01)       (1.14)      (1.16)

Total from distributions                       (0.53)       (0.78)      (0.27)       (1.48)      (1.76)

Net asset value, end of period              $  12.32     $  13.82    $  14.42     $  13.45     $ 11.99

Total return/1/                                (6.96)%       1.02%       9.33%       25.26%      20.88%

Ratios/supplemental data:
   Net assets, end of period (000s)         $255,938     $270,278    $240,671     $156,241     $86,506

Ratios to average net assets:
   Ratio of expenses to average net assets      1.00%        1.00%       0.97%        0.92%       0.80%
   Ratio of net investment income (loss)
     to average net assets                      1.64%        2.19%       2.05%        2.62%       5.20%

Portfolio turnover                                25%          48%         30%          29%        156%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                       1.04%        1.12%       1.17%        1.11%       0.85%

 /1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
 /2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   11

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Asset Allocation Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..   Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..   We cannot guarantee that the Fund will meet its investment objective.

..   We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

..   Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

..   An investment in the Fund, by itself, does not constitute a complete investment plan.

..   The Fund may invest in foreign companies through American Depositary
    Receipts ("ADRs") and similar investments which are subject to additional risks, including less liquidity and greater price volatility. The Fund's foreign investments may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

..   The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                  Variable Trust Prospectus   13

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.

-----------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                     PRINCIPAL RISK(S)
-----------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for temporary purposes (e.g. to meet        Leverage Risk
shareholder redemptions).

Forward Commitment, When-Issued and Delayed Delivery Transactions
Securities bought or sold for delivery at a later date or bought        Interest Rate, Leverage and
or sold for a fixed price at a fixed date.                              Credit Risk


Illiquid Securities
A security which may not be sold or disposed of in the ordinary         Liquidity Risk
course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and              Credit, Counter-Party and
financial institutions to increase return on those securities.          Leverage Risk
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

Options
The right or obligation to receive or deliver a security or cash        Credit and
payment depending on the security's price or the performance of         Liquidity Risk
an index or benchmark. Types of options used may include: options on securities, options on a stock index, stock index futures and options on stock index futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds, which will     Market Risk
cause Fund shareholders to bear a pro-rata portion of the other fund's expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may or may not        Liquidity Risk
be resold in accordance with Rule 144A of the Securities Act of
1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to buy           Credit and Counter-Party Risk
back a security at an agreed upon time and price usually with interest.

14   Variable Trust Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

--------------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------------
                        Supervises the Fund's activities
--------------------------------------------------------------------------------------
      INVESTMENT ADVISER                                CUSTODIAN
--------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC           Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA           6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities    Provides safekeeping for the Fund's assets
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                              INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------------
                      Wells Capital Management Incorporated
                                  525 Market St.
                                San Francisco, CA
                (Responsible for day-to-day portfolio management)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                                      TRANSFER
           ADMINISTRATOR                               AGENT
--------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC        Boston Financial Data Services, Inc.
525 Market St.                           Two Heritage Dr.
San Francisco, CA                        Quincy, MA

                                         Maintains records of shares and supervises
Manages the Fund's business activities   the payment of dividends
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
--------------------------------------------------------------------------------------
       Advise current and prospective contract holders on Fund investments
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                CONTRACT HOLDERS
--------------------------------------------------------------------------------------

                                                  Variable Trust Prospectus   15

Organization and Management of the Fund
--------------------------------------------------------------------------------

The Investment Adviser
Funds Management assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2001, Funds Management and its affiliates provided advisory services for over $176 billion in assets.

Funds Management is entitled to receive an annual fee of 0.55% of the Fund's average daily net assets for providing these services.

The Sub-Adviser
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for the Fund and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2001, WCM managed over $106 billion in assets. WCM is compensated by Funds Management from the advisory fees Funds Management receives for its services as the Fund's Adviser.

The Administrator
Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund.

Distribution Plan
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Fund.

16   Variable Trust Prospectus

Investing in the Fund
--------------------------------------------------------------------------------

The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   17

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
The Fund is treated separately in determining the amounts of distributions of net investment income and capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at net asset value ("NAV") or paid in cash at the election of the Participating Insurance Company.

The Asset Allocation Fund pays any distributions of net investment income quarterly and any capital gains at least annually.


Taxes
The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal income taxation of your VA Contract or VLI Policy.

As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

Pricing Fund Shares:

..    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..    The Fund's investments are generally valued at current market prices.
     Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

18   Variable Trust Prospectus

--------------------------------------------------------------------------------

..    We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

..    The Fund is open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

..    In addition to payments received from the Fund, selling agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

                                                  Variable Trust Prospectus   19

Portfolio Managers
--------------------------------------------------------------------------------

Galen G. Blomster, CFA
Mr. Blomster co-manages the Asset Allocation Fund and is a Principal with WCM. He joined WCM in 1998 as a Vice President and Director of Research and simultaneously held his position as a portfolio manager at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Blomster manages numerous portfolios for WCM using asset allocation models that he developed, including the model used in managing the Asset Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his BS in Dairy and Food Sciences from the University of Minnesota and his MS and PhD in Applied Economics from Purdue University.

David S. Lunt, CFA
Mr. Lunt co-manages the Asset Allocation Fund. He joined WCM as a portfolio manager in 1992. Mr. Lunt currently is Managing Director of Quantitative Analysis for WCM. Mr. Lunt also oversees WCM's quantitative products and Wells Fargo & Company's employee benefit assets. Mr. Lunt is a member of the Association for Investment Management and Research (AIMR) and the Twin Cities Society of Security Analysts. He earned a BA in Business and an MBA from the University of Nebraska.

20   Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------
We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day
Any day the New York Stock Exchange is open is a business day for the Fund.

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by the Fund on its shares.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

                                                  Variable Trust Prospectus   21

Glossary
--------------------------------------------------------------------------------

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P, S&P 500 Index
Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

22   Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P037 (5/02)
ICA Reg. No.                                                    [LOGO]
811-09255                                              Printed on Recycled Paper

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
              -----------------------------------------------------

                                                              [WELLS FARGO LOGO]


WELLS FARGO VARIABLE TRUST FUNDS                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                         Corporate Bond Fund


                                                                 May 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Table of Contents                                                               Variable Trust Funds
----------------------------------------------------------------------------------------------------
Overview                              Objective and Principal Strategy                             4
                                      Summary of Important Risks                                   6
Important summary information         Performance History                                          7
about the Fund.                       Key Information                                              8
----------------------------------------------------------------------------------------------------
The Fund                              Corporate Bond Fund                                         10
                                      Additional Strategies and
Important information about            General Investment Risks                                   12
the Fund.                             Organization and Management
                                       of the Fund                                                17
----------------------------------------------------------------------------------------------------
Your Investment                       Investing in the Fund                                       19

Information on how to buy
and sell Fund shares.
----------------------------------------------------------------------------------------------------
Reference                             Other Information                                           20
                                      Portfolio Manager                                           22
Additional information and            Glossary                                                    23
term definitions.

Variable Trust Corporate Bond Fund Overview
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.
Words appearing in bold, italicized print are defined in the Glossary.

--------------------------------------------------------------------------------
FUND                               OBJECTIVE
--------------------------------------------------------------------------------
Corporate Bond Fund                Seeks a high level of current income,
                                   consistent with reasonable risk.


4   Variable Trust Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------
We invest principally in investment-grade corporate debt securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity for the portfolio of between 3 and 15 years. We may also invest in U.S. Government obligations, and up to 35% of total assets in below investment-grade securities (sometimes referred to as "junk bonds").

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..   the Fund Description later in this Prospectus;

..   the "Additional Strategies and General Investment Risks" section beginning on page 12; and

..   the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Debt Securities
The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

--------------------------------------------------------------------------------
FUND SPECIFIC RISKS
--------------------------------------------------------------------------------
Debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"), have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.


6   Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for a one year period and for the life of the Fund are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

Corporate Bond Fund Calendar Year Returns

[GRAPH]

'00    10.22%
'01     7.41%

Best Qtr.: Q4 `00 . 4.41%             Worst Qtr.: Q2 `01 . (0.17)%


Average annual total return                                            Life of
for the period ended 12/31/01                              1 year       Fund

WFVT Corporate Bond Fund (Incept. 9/20/99)                   7.41%      7.58%
LB U.S. Credit Index/1/                                     10.40%      8.80%

/1/ Lehman Brothers U.S. Credit Index.

                                                   Variable Trust Prospectus   7

Key Information
--------------------------------------------------------------------------------

In this Prospectus,"we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in the Fund:
The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..   what the Fund is trying to achieve; and

..   how we intend to invest your money.

--------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of the "Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

8   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Corporate Bond Fund
--------------------------------------------------------------------------------

Portfolio Manager:  Daniel J. Kokoszka, CFA
--------------------------------------------------------------------------------

Investment Objective
The Corporate Bond Fund seeks a high level of current income, consistent with reasonable risk.
--------------------------------------------------------------------------------

Investment Strategies
We seek a high level of current income by actively managing a diversified portfolio consisting principally of corporate debt securities. When purchasing these securities we consider, among other things, the yield differences for various corporate sectors, and the current economic cycle's potential effect on the various types of bonds. We may invest in securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity for the portfolio of between 3 and 15 years. We also may invest in U.S. Government obligations.
--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in corporate debt securities;

..    up to 20% of total assets in U.S. Government obligations;

..    up to 35% of total assets in debt securities that are below investment-grade, or are unrated or in default at the time of purchase; and

..    up to 25% of total assets in securities of foreign issuers.

The Fund may enter into foreign currency forward contracts and forward currency exchange contracts to try to reduce currency exchange risks to the Fund from foreign securities investments.
--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described in the "Summary of Important Risks" section on page 6. We may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default. These securities are "high risk" securities and are sometimes referred to as "junk bonds". We may hold more than 35% of total assets in such securities as the result of changes in market value or downgrading of other securities in the portfolio. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Investments in securities of foreign issuers (also subject to potentially less liquidity and greater price volatility) are subject to various additional risks, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 12. These considerations are all important to your investment choice.

10   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                FUND COMMENCED
                                                ON SEP. 20, 1999
                                                ---------------------------------------
                                                Dec. 31,     Dec. 31,       Dec. 31,
For the period ended:                            2001         2000           1999
                                                ---------------------------------------
Net asset value, beginning of period            $  10.14     $   9.82       $  10.00

Income from investment operations:
   Net investment income (loss)                     0.64         0.64           0.16
   Net realized and unrealized gain (loss)
     on investments                                 0.10         0.32          (0.18)

Total from investment operations                    0.74         0.96          (0.02)

Less distributions:
   Dividends from net investment income            (0.64)        0.64)         (0.16)
   Distributions from net realized gains            0.00         0.00           0.00

Total from distributions                           (0.64)       (0.64)         (0.16)

Net asset value, end of period                  $  10.24     $  10.14       $   9.82

Total return/1/                                     7.41%       10.22%         (0.16)%

Ratios/supplemental data:
   Net assets, end of period (000s)             $ 72,920     $ 71,957       $ 68,423

Ratios to average net assets/2/:
   Ratio of expenses to average net assets          0.90%        0.90%          0.90%
   Ratio of net investment income (loss) to
     average net assets                             6.20%        6.53%          5.87%

Portfolio turnover                                    69%         100%            59%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/, /3/      1.14%        1.25%          1.25%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/ Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                   Variable Trust Prospectus  11

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Corporate Bond Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..    We cannot guarantee that the Fund will meet its investment objective.

..    We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

..    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

..    An investment in the Fund, by itself, does not constitute a complete investment plan.

..    The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

..    The Fund may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Fund itself. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities that are subject to increased interest-rate and credit risk.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

..    The market value of lower-rated debt securities and unrated securities of comparable quality that the Fund may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated "BBB" by S&P or "Baa" by Moody's ratings, which are considered investment-grade, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

                                                  Variable Trust Prospectus   13

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.


--------------------------------------------------------------------------------
INVESTMENT PRACTICE                          PRINCIPAL RISK(S)
--------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for              Leverage Risk
temporary purposes (e.g. to meet
shareholder redemptions).

Floating and Variable Rate Debt
Instruments with interest rates that         Interest Rate and
are adjusted either on a schedule or         Credit Risk
when an index or benchmark changes.

Foreign Obligations
Dollar-denominated debt obligations of       Foreign Investment,
non-U.S. companies, foreign banks,           Regulatory, Liquidity
foreign governments, and other foreign       and Currency Risk
entities.

Forward Commitment, When-Issued and
Delayed Delivery Transactions                Interest Rate, Leverage
Securities bought or sold for delivery       and Credit Risk
at a later date or bought or sold for a
fixed price at a fixed date.

High Yield Securities
Debt securities of lower quality that        Interest Rate and
produce generally higher rates of            Credit Risk
return. These securities, sometimes
referred to as "junk bonds," tend to be
more sensitive to economic conditions,
more volatile, and less liquid, and are
subject to greater risk of default.

Illiquid Securities
A security which may not be sold or          Liquidity Risk
disposed of in the ordinary course of
business within seven days at the value
determined by the Fund. Limited to 15%
of net assets.

Loan Participations
Debt obligations that represent a            Credit Risk
portion of a larger loan made by a bank.
Generally sold without guarantee
or recourse, some participations sell
at a discount because of the borrower's
credit problems.

Loans of Portfolio Securities
The practice of loaning securities to        Credit,
brokers, dealers and financial               Counter-Party and
institutions to increase return on           Leverage Risk
those securities. Loans may be made up
to 1940 Act limits (currently one-third
of total assets, including the value of
collateral received).


                                                  Variable Trust Prospectus   15

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                  PRINCIPAL RISK(S)
--------------------------------------------------------------------------------
Mortgage- and Other Asset-Backed Securities          Interest Rate, Credit, and
Securities consisting of undivided                   Prepayment/Extension
fractional interest in pools of consumer             Risk
loans, such as mortgage loans, car loans,
credit card debt, or receivables held in
trust.

Other Mutual Funds                                   Market Risk
Investments by the Fund in shares of other
mutual funds, which will cause Fund
shareholders to bear a pro-rata portion of the
other fund's expenses, in addition to the
expenses paid by the Fund.

Privately Issued Securities                          Liquidity Risk
Securities that are not publicly traded but
which may or may not be resold in
accordance with Rule 144A under the Securities
Act of 1933.

Repurchase Agreements                                Credit and
A transaction in which the seller of a               Counter-Party Risk
security agrees to buy back a security at an
agreed upon time and price, usually with
interest.

Stripped Obligations                                 Interest Rate Risk
Securities that give ownership to either
future payments of interest or a future
payment of principal, but not both. These
securities tend to have greater interest rate
sensitivity than conventional debt
obligations.

16   Variable Trust Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

--------------------------------------------------------------------------------
                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Fund's activities
--------------------------------------------------------------------------------
        INVESTMENT ADVISER                               CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC             Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA             6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities      Provides safekeeping for the
                                              Fund's assets
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------
                     Wells Capital Management Incorporated
                                 525 Market St.
                               San Francisco, CA
               (Responsible for day-to-day portfolio management)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                          TRANSFER
           ADMINISTRATOR                                   AGENT
--------------------------------------------------------------------------------

         Wells Fargo Funds                          Boston Financial Data
         Management, LLC                            Services, Inc.
         525 Market                                 Two Heritage Dr.
         St. San Francisco, CA                      Quincy, MA

         Manages the                                Maintains records
         Fund's business                            of shares and
         activities                                 supervises the payment
                                                    of dividends
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
--------------------------------------------------------------------------------
      Advise current and prospective contract holders on Fund investments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                CONTRACT HOLDERS
--------------------------------------------------------------------------------

                                                  Variable Trust Prospectus   17

Organization and Management of the Fund
--------------------------------------------------------------------------------

The Investment Adviser
Funds Management assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2001, Funds Management and its affiliates provided advisory services for over $176 billion in assets.

Funds Management is entitled to receive an annual fee at the rate of 0.45% of the Fund's average daily net assets for providing these services.

The Sub-Adviser
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for the Fund and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2001, WCM provided advisory services for over $106 billion in assets.

WCM is compensated by Funds Management from the fees Funds Management receives for its services as Adviser.

The Administrator
Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund.

Distribution Plan
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Fund.

18   Variable Trust Prospectus

Investing in the Fund
--------------------------------------------------------------------------------

The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   19

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
The Fund is treated separately in determining the amounts of distributions of net investment income and capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at net asset value ("NAV") or paid in cash at the election of the Participating Insurance Company.

The Corporate Bond Fund declares any distributions of net investment income daily and pays them monthly. The Fund makes any capital gain distributions at least annually.

Taxes
The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal taxation of your VA Contract or VLI Policy.

As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

Pricing Fund Shares:
..    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..    The Fund's investments are generally valued at current market prices.
     Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.

20   Variable Trust Prospectus

--------------------------------------------------------------------------------

..    We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

..    The Fund is open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

..    In addition to payments received from the Fund, selling agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

                                                  Variable Trust Prospectus   21

Portfolio Manager
--------------------------------------------------------------------------------

Daniel J. Kokoszka, CFA, Mr. Kokoszka manages the Corporate Bond Fund. Mr. Kokoszka, as the Managing Director of Global Fixed-income for WCM, is responsible for non-dollar fixed-income investments in major developed countries and U.S. dollar fixed-income investments (Yankee bonds) in emerging markets. He joined the firm in 1998 from Bradford & Marzec, Inc., a Los Angeles-based investment adviser, where he was a Portfolio Manager on the International Portfolio Management Team from 1993 to 1998. Mr. Kokoszka earned a BS in Astronomy from Villanova University, an MS in Mechanical Engineering from George Washington University, and an MBA with emphasis in Finance, Corporate Accounting and Applied Economics from the University of Rochester. He is a Certified Management Accountant and is Certified in Financial Management.

22   Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade
Debt securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or unrated securities of comparable quality, including debt securities that are in default. These debt securities are generally considered to be "speculative or high risk."

Business Day
Any day the New York Stock Exchange is open is a business day for the Fund.

Collateralized Mortgage Obligations ("CMOs")
Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by the Fund on its shares.

Diversified
A diversified fund, as defined by the 1940 Act, is one that invests in cash, government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets. Non-diversified funds are not required to follow such investment policies.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

                                                  Variable Trust Prospectus   23

Glossary
--------------------------------------------------------------------------------
Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Investment-Grade Securities
A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody's
A nationally recognized statistical ratings organization.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P, S&P 500 Index
Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity
The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

24   Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P049 (05/02)
ICA Reg. No.
811-09255                                                       [LOGO]
                                                       Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]


WELLS FARGO VARIABLE TRUST FUNDS                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                                 Growth Fund

                                                                 May 1, 2002


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Table of Contents                                                              Variable Trust Funds
---------------------------------------------------------------------------------------------------
Overview                              Objective and Principal Strategy                  4
                                      Summary of Important Risks                        6
Important summary information         Performance History                               7
about the Fund.                       Key Information                                   8
---------------------------------------------------------------------------------------------------
The Fund                              Growth Fund                                      10
                                      Additional Strategies and
Important information about             General Investment Risks                       12
the Fund.                             Organization and Management
                                        of the Fund                                    15
---------------------------------------------------------------------------------------------------
Your Investment                       Investing in the Fund                            17

Information on how to buy
and sell Fund shares.
---------------------------------------------------------------------------------------------------
Reference                             Other Information                                18
                                      Portfolio Manager                                20
Additional information and            Glossary                                         21
term definitions.


Variable Trust Growth Fund Overview
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.
Words appearing in bold, italicized print are defined in the Glossary.

--------------------------------------------------------------------------------
  FUND                                OBJECTIVE
--------------------------------------------------------------------------------
  Growth Fund                         Seeks long-term capital appreciation.

4   Variable Trust Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------
We emphasize investment in companies that have a strong earnings growth trend and above-average prospects for future growth. We invest principally in securities of U.S. and foreign companies with market capitalizations of $3 billion or more.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund Description later in this Prospectus;

..    the "Additional Strategies and General Investment Risks" section beginning on page 12; and

..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Stocks of smaller or medium sized companies tend to be more volatile and less liquid than those of larger companies.

Foreign Investments
The Fund makes foreign investments through American Depositary Receipts ("ADRs"), which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

6   Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one- and five-year periods and for the life of the Fund are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

Growth Fund Calendar Year Returns

[GRAPHIC]

'95      29.19%
'96      22.44%
'97      17.33%
'98      28.81%
'99      20.41%
'00     (13.60)%
'01     (19.21)%

Best Qtr.: Q4 '98 . 22.93%              Worst Qtr.: Q3 '01 . (17.01)%

Average annual total return                                        Life of
for the period ended 12/31/01                1 year     5 years      Fund

WFVT Growth Fund (Incept. 4/12/94)          (19.21)%      4.90%     10.08%
S&P 500 Index/1/                            (11.88)%     10.70%     15.09%

/1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                   Variable Trust Prospectus   7

Key Information
--------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in the Fund:
The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

--------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of the "Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

8   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

                                                   Variable Trust Prospectus   9

Growth Fund
--------------------------------------------------------------------------------

Portfolio Manager: Deborah Meacock, CFA
--------------------------------------------------------------------------------

Investment Objective
The Growth Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------

Investment Strategies
We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on mid- to large-capitalization stocks.
--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..    at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

..    at least 80% of the Fund's assets in securities of companies with market capitalizations of $3 billion or more; and

..    up to 25% of total assets in foreign companies through ADRs and similar investments.
--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described in the "Summary of Important Risks" section on page 6.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 12. These considerations are all important to your investment choice.

10   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              FUND COMMENCED
                                              ON APRIL 12, 1994
                                             ------------------------------------------------------------

                                              Dec. 31,      Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
For the period ended:                           2001          2000        1999        1998        1997
                                             ------------------------------------------------------------

Net asset value, beginning of period          $ 19.06      $  24.10    $  20.05    $  16.79     $ 15.34

Income from investment operations:
   Net investment income (loss)                  0.01          0.00        0.02        0.09        0.19
   Net realized and unrealized gain (loss)
     on investments                             (3.65)        (2.95)       4.06        4.65        2.48

Total from investment operations                (3.64)        (2.95)       4.08        4.74        2.67

Less distributions:
   Dividends from net investment income          0.00          0.00       (0.03)      (0.09)      (0.19)
   Distributions from net realized gain         (1.34)        (2.09)       0.00       (1.39)      (1.03)

Total from distributions                        (1.34)        (2.09)      (0.03)      (1.48)      (1.22)

Net asset value, end of period                $ 14.08      $  19.06    $  24.10    $  20.05     $ 16.79

Total return/1/                                (19.21)%      (13.60)%     20.41%      28.81%      17.33%

Ratios/supplemental data:
   Net assets, end of period (000s)           $73,631      $105,248    $128,495    $100,927     $71,944

Ratios to average net assets:
   Ratio of expenses to average net assets       1.00%         1.00%       1.07%       1.04%       0.65%
   Ratio of net investment income (loss) to
     average net assets                          0.08%         0.01%       0.11%       0.51%       1.19%

Portfolio turnover                                 50%           67%         54%         69%        124%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                        1.27%         1.23%       1.27%       1.18%       1.01%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   11

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Growth Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..    We cannot guarantee that the Fund will meet its investment objective.

..    We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

..    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

..    An investment in the Fund, by itself, does not constitute a complete investment plan.

..    The Fund invests in foreign companies through ADRs and similar investments, which are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

..    The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                  Variable Trust Prospectus   13

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies section of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.

------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                             PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for temporary                                       Leverage Risk
purposes (e.g. to meet shareholder redemptions).

Foreign Securities
Equity securities issued by a non-U.S. company,                                 Foreign Investment, Regulatory,
in the form of an ADR or similar investment.                                    Liquidity and Currency Risk

Illiquid Securities
A security which may not be sold or disposed of in                              Liquidity Risk
the ordinary course of business within seven days at
the value determined for it by the Fund. Limited
to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and                      Counter-Party and
financial institutions to increase return on those securities.                  Leverage Risk
Loans may be made up to 1940 Act limits (currently
one-third of total assets, including the value of collateral received).

Options
The right or obligation to receive or deliver a security or                     Liquidity Risk
cash payment depending on the security's price or the
performance of an index or benchmark. Types of options
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,                        Market Risk
which will cause Fund shareholders to bear a pro-rata
portion of the other fund's expenses, in addition to the
expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may or                        Liquidity Risk
may not be resold in accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to                       Counter-Party Risk
buy back a security at an agreed upon time and price,
usually with interest.

14   Variable Trust Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

------------------------------------------------------------------------------------------
                               BOARD OF TRUSTEES
------------------------------------------------------------------------------------------
                        Supervises the Fund's activities
------------------------------------------------------------------------------------------
         INVESTMENT ADVISER                                   CUSTODIAN
------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC               Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA               6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities        Provides safekeeping for the Fund's assets
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
------------------------------------------------------------------------------------------
                     Wells Capital Management Incorporated
                                 525 Market St.
                               San Francisco, CA
               (Responsible for day-to-day portfolio management)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                                    TRANSFER
               ADMINISTRATOR                                          AGENT
------------------------------------------------------------------------------------------
    Wells Fargo Funds Management, LLC            Boston Financial Data Services, Inc.
    525 Market St.                               Two Heritage Dr.
    San Francisco, CA                            Quincy, MA

    Manages the Fund's business activities       Maintains records of shares and
                                                 supervises the payment of dividends
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
------------------------------------------------------------------------------------------
       Advise current and prospective contract holders on Fund investments
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                CONTRACT HOLDERS
------------------------------------------------------------------------------------------

                                                  Variable Trust Prospectus   15

Organization & Management of the Fund
--------------------------------------------------------------------------------

The Investment Adviser
Funds Management assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2001, Funds Management and its affiliates provided advisory services for over $176 billion in assets.

Funds Management is entitled to receive an annual fee of 0.55% of the Fund's average daily net assets for providing these services.

The Sub-Adviser
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for the Fund and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2001, WCM provided advisory services for over $106 billion in assets.

WCM is compensated by Funds Management from the fees Funds Management receives for its services as Adviser.

The Administrator
Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund.

Distribution Plan
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Fund.

16   Variable Trust Prospectus

Investing in the Fund
--------------------------------------------------------------------------------

The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   17

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
The Fund is treated separately in determining the amounts of distributions of net investment income and capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at net asset value ("NAV") or paid in cash at the election of the Participating Insurance Company.

The Growth Fund declares and pays any distributions of net investment income and capital gains at least annually.

Taxes
The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal taxation of your VA Contract or VLI Policy.

As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

Pricing Fund Shares:
..    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..    The Fund's investments are generally valued at current market prices.
     Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.

 18   Variable Trust Prospectus

--------------------------------------------------------------------------------

..    We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

..    The Fund is open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

..    In addition to payments received from the Fund, selling agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

                                                  Variable Trust Prospectus   19

Portfolio Manager
--------------------------------------------------------------------------------

Deborah Meacock, CFA, Ms. Meacock manages the Growth Fund. Ms. Meacock has been a portfolio manager with WCM and Wells Fargo Bank Minnesota, N.A. (and its predecessor) for more than ten years. She is a Managing Director of separate account portfolio management, leading a team of portfolio managers, in managing assets in a growth equity style for institutions, non-profit organizations and planned giving programs. Ms. Meacock received her undergraduate degree in Education/French from Oxford University, England, in 1976.

20   Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------
We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day
Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by the Fund on its shares.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

                                                  Variable Trust Prospectus   21

Glossary
--------------------------------------------------------------------------------

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P, S&P 500 Index
Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

22   Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P050 (05/02)
ICA Reg. No.
811-09255

                                                               [GRAPHIC]
                                                       Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE TRUST FUNDS
                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                         Large Company Growth Fund


                                                       May 1, 2002


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Table of Contents                                           Variable Trust Funds
--------------------------------------------------------------------------------
Overview                              Objective and Principal Strategy         4
                                      Summary of Important Risks               6
Important summary information         Performance History                      7
about the Fund.                       Key Information                          8
--------------------------------------------------------------------------------
The Fund                              Large Company Growth Fund               10
                                      Additional Strategies and
Important information about           General Investment Risks                12
the Fund.                             Organization and Management
                                      of the Fund                             15
--------------------------------------------------------------------------------
Your Investment                       Investing in the Fund                   17

Information on how to buy
and sell Fund shares.
--------------------------------------------------------------------------------
Reference                             Other Information                       18
                                      Portfolio Managers                      20
Additional information and            Glossary                                21
term definitions.


Variable Trust Large Company Growth Fund Overview
--------------------------------------------------------------------------------
See the Fund description in this Prospectus for further details. Words appearing in bold, italicized print are defined in the Glossary.

--------------------------------------------------------------------------------
FUND                                  OBJECTIVE
--------------------------------------------------------------------------------
  Large Company Growth Fund           Seeks long-term capital appreciation.


4   Variable Trust Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------
The Fund invests in the common stocks of large U.S. companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------
This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund Description later in this Prospectus;

..    the "Additional Strategies and General Investment Risks" section beginning on page 12; and

..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Stocks of smaller or medium sized companies tend to be more volatile and less liquid than those of larger companies.

Foreign Investments
The Fund makes foreign investments through American Depositary Receipts ("ADRs"), which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

6    Variable Trust Prospectus

--------------------------------------------------------------------------------
Performance History
--------------------------------------------------------------------------------

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for a one year period and for the life of the Fund are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

Large Company Growth Fund Calendar Year Returns

[GRAPH]

'00      (0.58)%
'01     (20.88)%

Best Qtr.: Q4 `01 . 18.25%              Worst Qtr.: Q1 `01 . (22.58)%

Average annual total return
for the period ended 12/31/01                                         Life of
                                                             1 year     Fund
WFVT Large Company Growth Fund (Incept. 9/20/99)            (20.88)%    (2.38)%
S&P 500 Index/1/                                            (11.88)%    (5.24)%

/1/ S&P 500 is a registered trademark of Standard & Poor's.

                                                  Variable Trust Prospectus    7

Key Information
--------------------------------------------------------------------------------

In this Prospectus,"we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers."You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in the Fund:
The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

--------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of the "Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

8    Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA
--------------------------------------------------------------------------------

Investment Objective
The Large Company Growth Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------

Investment Strategies
In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.
--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..   at least 80% of the Fund's assets in securities of companies with market capitalizations of $3 billion or more; and

..   up to 20% of total assets in securities of foreign companies.

We will not invest more than 10% of the Fund's total assets in the securities of a single issuer.
--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described in the "Summary of Important Risks" section on page 6.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 12. These considerations are all important to your investment choice.

10    Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                      FUND COMMENCED
                                                      ON SEP. 20, 1999
                                                      ------------------------------------------
                                                       Dec. 31,         Dec. 31,        Dec. 31,
For the period ended:                                    2001             2000            1999
                                                      ------------------------------------------
Net asset value, beginning of period                   $  11.96        $  12.03         $ 10.00

Income from investment operations:
   Net investment income (loss)                           (0.04)          (0.04)          (0.01)
   Net realized and unrealized gain (loss)
     on investments                                       (2.46)          (0.03)           2.04

Total from investment operations                          (2.50)          (0.07)           2.03

Less distributions:
   Dividends from net investment income                    0.00            0.00            0.00
   Distributions from net realized gain                    0.00            0.00            0.00

Total from distributions                                   0.00            0.00            0.00

Net asset value, end of period                         $   9.46        $  11.96         $ 12.03

Total return/1/                                          (20.88)%         (0.58)%         20.30%

Ratios/supplemental data:
   Net assets, end of period (000s)                    $104,888        $117,885         $50,988

Ratios to average net assets/2/:
   Ratio of expenses to average net assets                 0.98%           1.00%           1.00%
   Ratio of net investment income (loss) to
     average net assets                                   (0.47)%         (0.42)%         (0.47)%

Portfolio turnover                                           14%              8%              0%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/, /3/                             1.01%           1.43%           1.43%


/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                 Variable Trust Prospectus    11

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Large Company Growth Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..   Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..   We cannot guarantee that the Fund will meet its investment objective.

..   We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

..   Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

..   An investment in the Fund, by itself, does not constitute a complete investment plan.

..   The Fund invests in foreign companies through ADRs and similar investments, which are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

..   The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

12    Variable Trust Prospectus

--------------------------------------------------------------------------------

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk-- The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                 Variable Trust Prospectus    13

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies section of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.


-----------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                   PRINCIPAL RISK(S)
-----------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for temporary                             Leverage Risk
purposes (e.g. to meet shareholder redemptions).

Foreign Securities
Equity securities issued by a non-U.S. company                        Foreign Investment, Regulatory,
in the form of an ADR or similar investment.                          Liquidity and Currency Risk

Illiquid Securities
A security which may not be sold or disposed of in                    Liquidity Risk
the ordinary course of business within seven days at
the value determined for it by the Fund. Limited
to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and            Counter-Party and
financial institutions to increase return on those securities.        Leverage Risk
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,              Market Risk
which will cause Fund shareholders to bear a pro-rata portion of the other fund's expenses, in addition to the expenses
paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may or              Liquidity Risk
may not be resold in accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to             Counter-Party Risk
buy back a security at an agreed upon time and price,
usually with interest.


14    Variable Trust Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

-------------------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
-------------------------------------------------------------------------------------------
                        Supervises the Fund's activities
-------------------------------------------------------------------------------------------
      INVESTMENT ADVISER                                CUSTODIAN
-------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC               Wells Fargo Bank Minnesota, N.A.
525 Market St.,                                 6th & Marquette,
San Francisco, CA                               Minneapolis, MN
Manages the Fund's investment activities        Provides safekeeping for the Fund's assets
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
------------------------------------------------------------------------------------------
                   Peregrine Capital Management, Incorporated
                               800 La Salle Ave.
                                Minneapolis, MN
                Responsible for day-to-day portfolio management
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                      TRANSFER
          ADMINISTRATOR                                 AGENT
------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC               Boston Financial Data Services, Inc.
525 Market                                      Two Heritage Dr.
St. San Francisco, CA                           Quincy, MA

Manages the Fund's business activities          Maintains records of shares and supervises
                                                the payment of dividends
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
------------------------------------------------------------------------------------------
      Advise current and prospective contract holders on Fund investments
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                CONTRACT HOLDERS
------------------------------------------------------------------------------------------

                                                Variable Trust Prospectus    15

Organization and Management of the Fund
--------------------------------------------------------------------------------

The Investment Adviser
Funds Management assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2001, Funds Management and its affiliates provided advisory services for over $176 billion in assets.

Funds Management is entitled to receive an annual fee of 0.55% of the Fund's average daily net assets for providing these services.

The Sub-Adviser
Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo Bank Minnesota, N.A., is the investment sub-adviser for the Fund and in this capacity, is responsible for day-to-day investment management activities of the Fund. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans, foundations and endowments. As of December 31, 2001, Peregrine managed approximately $10.7 billion in assets.

Peregrine is compensated by Funds Management from the fees Funds Management receives for its services as Adviser.

The Administrator
Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund.

Distribution Plan
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Fund.

16    Variable Trust Prospectus

Investing in the Fund
--------------------------------------------------------------------------------

The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                 Variable Trust Prospectus    17

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
The Fund is treated separately in determining the amounts of distributions of net investment income and capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at net asset value ("NAV") or paid in cash at the election of the Participating Insurance Company.

The Large Company Growth Fund pays any distributions of net investment income and capital gains at least annually.

Taxes
The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal taxation of your VA Contract or VLI Policy.

As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

Pricing Fund Shares:

..    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..    The Fund's investments are generally valued at current market prices.
     Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.

18    Variable Trust Prospectus

..    We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

..    The Fund is open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

..    In addition to payments received from the Fund, selling agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

                                                 Variable Trust Prospectus    19

Portfolio Managers
--------------------------------------------------------------------------------

John S. Dale, CFA Mr. Dale co-manages the Large Company Growth Fund. He has managed large company growth portfolios, currently totaling assets in excess of $5 billion, and has been a Senior Vice President of Peregrine since 1988, when he joined the firm. Mr. Dale earned his BA in Marketing from the University of Minnesota.

Gary E. Nussbaum, CFA Mr. Nussbaum co-manages the Large Company Growth Fund. He has managed large company growth portfolios, currently totaling assets in excess of $5 billion, and has been a Growth Equity Style Portfolio Manager for Peregrine, where he is currently a Senior Vice President, since 1990. Mr. Nussbaum earned his Bachelors of Business Administration from the University of Wisconsin and his MBA from the University of Wisconsin.

20    Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------
We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts ("ADRs") Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day
Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by the Fund on its shares.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

                                                 Variable Trust Prospectus    21

Glossary
--------------------------------------------------------------------------------
Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P, S&P 500 Index
Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants
The right to buy a stock for a set price at a set time.

22    Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P051 (05/02)
ICA Reg. No.
811-09255                                                       [LOGO]
                                                       Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]
WELLS FARGO VARIABLE TRUST FUNDS
                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                               Money Market Fund

                                                                     May 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Table of Contents                                                       Variable Trust Funds
--------------------------------------------------------------------------------------------
Overview                              Objective and Principal Strategy                     4
                                      Summary of Important Risks                           6
Important summary information         Performance History                                  8
about the Fund.                       Key Information                                      9
--------------------------------------------------------------------------------------------
The Fund                              Money Market Fund                                   10
                                      Additional Strategies and
Important information about             General Investment Risks                          12
the Fund.                             Organization and Management
                                        of the Fund                                       16
--------------------------------------------------------------------------------------------
Your Investment                       Investing in the Fund                               18

Information on how to buy
and sell Fund shares.
--------------------------------------------------------------------------------------------
Reference                             Other Information                                   19
                                      Glossary                                            20
Additional information and
term definitions.


Variable Trust Money Market Fund Overview
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details. Words appearing in bold, italicized print are defined in the Glossary.


--------------------------------------------------------------------------------
FUND                       OBJECTIVE
--------------------------------------------------------------------------------
  Money Market Fund        Seeks current income while preserving capital
                           and liquidity.

4   Variable Trust Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------
We invest in high-quality money market instruments.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund Description later in this Prospectus;

..    the "Additional Strategies and General Investment Risks" section beginning on page 12; and

..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Debt Obligations
The Fund invests in debt obligations, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio, including U.S. Government obligations. Debt obligations with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates affect the Fund's yield to the extent they affect the yield of instruments available for purchase by the Fund.

6   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one- and five-year periods and for the life of the Fund are shown below.

Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

Money Market Fund Calendar Year Returns

[GRAPH]

'95        5.41%
'96        4.72%
'97        5.04%
'98        4.77%
'99        4.46%
'00        5.76%
'01        3.73%

Best Qtr.: Q4 `00 . 1.49%             Worst Qtr.: Q4 `01 . 0.55%

Average annual total return                                              Life of
for the period ended 12/31/01                      1 year     5 years     Fund

WFVT Money Market Fund (Incept. 5/19/94)            3.73%      4.75%      4.80%


8   Variable Trust Prospectus

Key Information
--------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in the Fund:
The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

--------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

                                                   Variable Trust Prospectus   9

Money Market Fund
--------------------------------------------------------------------------------

Investment Objective
The Money Market Fund seeks high current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
Investment Strategies
We actively manage a portfolio of U.S. dollar-denominated high-quality, short-term money market instruments. These include bankers' acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..    at least 50% of total assets in high quality, short-term obligations of domestic issuers; and

..    up to 50% of total assets in high quality, short-term obligations of foreign issuers.

--------------------------------------------------------------------------------
Important Risk Factors
Although we seek to maintain a stable net asset value ("NAV") of $1.00 per share, it is possible to lose money by investing in the Fund. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

The Fund is primarily subject to the risks described in the "Summary of Important Risks" section on page 6. You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 12. These considerations are all important to your investment choice.

10   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also included in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                 FUND COMMENCED
                                                 ON MAY 19, 1994
                                                 --------------------------------------------------------
                                                 Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
For the period ended:                             2001        2000        1999        1998        1997
                                                 --------------------------------------------------------
Net asset value, beginning of period            $   1.00     $  1.00     $  1.00     $  1.00     $ 1.00
Income from investment operations:
   Net investment income (loss)                     0.04        0.06        0.04        0.05       0.05
   Net realized and unrealized gain (loss)
     on investments                                 0.00        0.00        0.00        0.00       0.00

Total from investment operations                    0.04        0.06        0.04        0.05       0.05

Less distributions:
   Dividends from net investment income            (0.04)      (0.06)      (0.04)      (0.05)     (0.05)
   Distributions from net realized gain             0.00        0.00        0.00        0.00       0.00

Total from distributions                           (0.04)      (0.06)      (0.04)      (0.05)     (0.05)

Net asset value, end of period                  $   1.00     $  1.00     $  1.00     $  1.00     $ 1.00

Total return/1/                                     3.73%       5.76%       4.46%       4.77%      5.04%

Ratios/supplemental data:
   Net assets, end of period (000s)             $105,360     $53,095     $42,164     $26,319     $14,788

Ratios to average net assets:
   Ratio of expenses to average net assets          0.73%       0.85%       0.86%       0.82%      0.53%
   Ratio of net investment income (loss) to
     average net assets                             3.46%       5.64%       4.45%       4.62%      4.95%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                           0.73%       0.90%       1.07%       1.28%      1.07%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   11

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Money Market Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..    We cannot guarantee that the Fund will meet its investment objective. In particular, we cannot guarantee that the Fund will be able to maintain a $1.00 per share NAV.

..    We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

..    An investment in the Fund, by itself, does not constitute a complete investment plan.

..    The Fund may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Fund itself.

What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt obligation will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Foreign Investment Risk--The additional risks associated with foreign investments, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign securities include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt obligation decreases. The effect is usually more pronounced for securities with longer dates to maturity.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                  Variable Trust Prospectus   13

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                          PRINCIPAL RISK(S)
--------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for temporary                    Leverage Risk
purposes (e.g. to meet shareholder
redemptions).

Floating and Variable Rate Debt
Instruments with interest rates that are                     Interest Rate and
adjusted either on a schedule or when an index               Credit Risk
or benchmark changes.

Foreign Obligations
Dollar-denominated debt obligations of non-U.S.              Foreign Investment,
companies, foreign banks, foreign governments,               Liquidity and
and other foreign entities.                                  Regulatory Risk

Illiquid Securities
A security which may not be sold or disposed of              Liquidity Risk
in the ordinary course of business within seven days at the value determined by the Fund.
Limited to 10% of net assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers,               Counter-Party and
dealers and financial institutions to increase               Leverage Risk
return on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

Other Mutual Funds
Investments by the Fund in shares of other                   Market Risk
mutual funds, which will cause Fund shareholders to bear a pro-rata portion of the other fund's expenses, in addition to the expenses paid by the Fund.

Repurchase Agreements
A transaction in which the seller of a security              Counter-Party Risk
agrees to buy back a security at an agreed upon time and price, usually with interest.

14   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust

Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

----------------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
----------------------------------------------------------------------------------------
                        Supervises the Fund's activities
----------------------------------------------------------------------------------------
        INVESTMENT ADVISER                                    CUSTODIAN
----------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC             Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA             6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities      Provides safekeeping for the Fund's assets
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
----------------------------------------------------------------------------------------
                      Wells Capital Management Incorporated
                                 525 Market St.
                               San Francisco, CA
               (Responsible for day-to-day portfolio management)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                                     TRANSFER
         ADMINISTRATOR                                AGENT
----------------------------------------------------------------------------------------
         Wells Fargo Funds                      Boston Financial Data
         Management, LLC                        Services, Inc.
         525 Market St.                         Two Heritage Dr.
         San Francisco, CA                      Quincy, MA

         Manages the                            Maintains records
         Fund's business                        of shares and
         activities                             supervises the payment
                                                of dividends
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
----------------------------------------------------------------------------------------
      Advise current and prospective contract holders on Fund investments
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                CONTRACT HOLDERS
----------------------------------------------------------------------------------------

16   Variable Trust Prospectus

--------------------------------------------------------------------------------

The Investment Adviser
Funds Management assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2001, Funds Management and its affiliates provided advisory services for over $176 billion in assets.

Funds Management is entitled to receive an annual fee at the rate of 0.40% of the Fund's average daily net assets for providing these services.

The Sub-Adviser
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for the Fund and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2001, WCM provided advisory services for over $106 billion in assets.

WCM is compensated by Funds Management from the fees Funds Management receives for its services as Adviser.

The Administrator
Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund.

Distribution Plan
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Fund.

                                                  Variable Trust Prospectus   17

Investing in the Fund
--------------------------------------------------------------------------------

The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

18   Variable Trust Prospectus

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
The Fund is treated separately in determining the amounts of distributions of net investment income and capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at net asset value ("NAV") or paid in cash at the election of the Participating Insurance Company.

The Money Market Fund declares any distributions of net investment income daily and pays them monthly. The Fund makes any capital gain distributions at least annually.

Taxes
The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal taxation of your VA Contract or VLI Policy.

As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

Pricing Fund Shares:

..    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..    We determine the NAV of the Fund's shares each business day at 12:00 p.m.
     (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Money Market Fund's investments are valued using the amortized cost method. See the Statement of Additional Information for further disclosure.

..    The Fund is open for business Monday through Friday, and generally is closed on federal bank holidays.

..    In addition to payments received from the Fund, selling agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

                                                  Variable Trust Prospectus   19

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

Business Day
Generally, Monday through Friday with the exception of any federal bank holiday.

Commercial Paper
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Obligations
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Distributions
Dividends and/or capital gains paid by the Fund on its shares.

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

20   Variable Trust Prospectus

--------------------------------------------------------------------------------

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                  Variable Trust Prospectus   21

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O.Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P052 (05/02)
ICA Reg. No.
811-09255                                                       [LOGO]
                                                       Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                           WELLS FARGO VARIABLE TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                                Dated May 1, 2002

                              ASSET ALLOCATION FUND
                               CORPORATE BOND FUND
                               EQUITY INCOME FUND
                                EQUITY VALUE FUND
                                   GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                            LARGE COMPANY GROWTH FUND
                                MONEY MARKET FUND
                              SMALL CAP GROWTH FUND

         Wells Fargo Variable Trust (the "Trust") is an open-end series investment company. This Statement of Additional Information ("SAI") contains additional information about nine of the series of the Trust -- the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market and Small Cap Growth Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

         This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, dated May 1, 2002. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended December 31, 2001, are hereby incorporated by reference to the Annual Reports. The Prospectuses and Annual Reports may be obtained without charge by calling 1-800-222-8222 or by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS

                                                                            Page

Historical Fund Information ...............................................   1

Investment Restrictions ...................................................   3

Additional Permitted Investment Activities and Associated Risks ...........   6

Management ................................................................  26

Performance Calculations ..................................................  39

Determination of Net Asset Value ..........................................  41

Additional Purchase and Redemption Information ............................  43

Portfolio Transactions ....................................................  43

Fund Expenses .............................................................  46

Federal Income Taxes ......................................................  46

Capital Stock .............................................................  51

Other .....................................................................  54

Counsel ...................................................................  55

Independent Auditors ......................................................  55

Financial Information .....................................................  55

Appendix .................................................................. A-1

                           HISTORICAL FUND INFORMATION

         On March 25, 1999, the Board of Trustees of Norwest Select Funds ("Norwest"), the Board of Trustees of Life & Annuity Trust ("Annuity Trust") and the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various Norwest and Annuity Trust portfolios to the Funds. Prior to September 17, 1999, the effective date of the consolidation of the Funds and the Norwest and Annuity Trust portfolios, the Funds had only nominal assets.

         The Funds described in this SAI were created at the time of the reorganization of the Annuity Trust Family of Funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisers' parent companies.

         The chart below indicates the predecessor Annuity Trust and Norwest Funds that are the accounting survivors for each applicable Wells Fargo Fund.

   -----------------------------------------------------------------------------
    Wells Fargo Variable Trust Funds                Predecessor Funds
   -----------------------------------------------------------------------------
   Asset Allocation Fund                     Annuity Trust Asset Allocation Fund
   -----------------------------------------------------------------------------
   Corporate Bond Fund                       None
   -----------------------------------------------------------------------------
   Equity Income Fund                        Norwest Income Equity Fund
   -----------------------------------------------------------------------------
   Equity Value Fund                         Annuity Trust Equity Value Fund
   -----------------------------------------------------------------------------
   Growth Fund                               Annuity Trust Growth Fund
   -----------------------------------------------------------------------------
   International Equity Fund                 None
   -----------------------------------------------------------------------------
   Large Company Growth Fund                 None
   -----------------------------------------------------------------------------
   Money Market Fund                         Annuity Trust Money Market Fund
   -----------------------------------------------------------------------------
   Small Cap Growth Fund                     Norwest Small Company Stock Fund
   -----------------------------------------------------------------------------

         The Asset Allocation Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Asset Allocation Fund. The predecessor Annuity Trust Asset Allocation Fund commenced operations on April 15, 1994.

         The Corporate Bond Fund commenced operations on September 20, 1999.

         The Equity Income Fund commenced operations on September 20, 1999, as successor to the Norwest Income Equity Fund. The predecessor Norwest Income Equity Fund commenced operations on May 6, 1996.

         The Equity Value Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Equity Value Fund. The predecessor Annuity Trust Equity Value Fund commenced operations on May 1, 1998.

         The Growth Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Growth Fund. The predecessor Annuity Trust Growth Fund commenced operations on April 12, 1994.

         The International Equity Fund commenced operations on July 3, 2000.

         The Large Company Growth Fund commenced operations on September 20,
1999.

         The Money Market Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Money Market Fund. The predecessor Annuity Trust Money Market Fund commenced operations on May 19, 1994.

         The Small Cap Growth Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Strategic Growth Fund and the Norwest Small Company Stock Fund. For accounting purposes, the Norwest Small Company Stock predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to September 20, 1999 are the financial highlights of the Norwest Small Company Stock Fund. The predecessor Norwest Small Company Stock Fund commenced operations on May 1, 1995.

                             INVESTMENT RESTRICTIONS

         Fundamental Investment Policies
         -------------------------------

         Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investment in (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and (ii) in municipal securities;

         (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. This policy does not restrict a Fund's ability to invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

         (3) borrow money except to the extent permitted by the 1940 Act, and the rules, regulations and any orders obtained thereunder;

         (4) issue senior securities except to the extent permitted by the 1940 Act, and the rules, regulations and any orders obtained thereunder;

         (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purpose of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

         (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

         (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

         (8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities, and in the case of the Large Company Growth Fund, purchasing securities of an issuer which invests or deals in commodities or commodity contracts).

         Non-Fundamental Investment Policies
         -----------------------------------

         Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

         (1) Any Fund that is purchased by another Fund in the Wells Fargo Fund family in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(A) will not purchase shares of any registered investment company in excess of the limitations contained in Section 12(d)(1)(A) in reliance on either section 12(d)(1)(F) or Section 12(d)(1)(G).

         (2) Each Fund, except the Money Market Fund, may not invest or hold more than 15% of the Fund's net assets in illiquid securities. The Money Market Fund may not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

         (3) Each Fund, except the Money Market Fund, may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

         Each Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so-called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

         (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

         (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

         (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

         (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         (8) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

         (9) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

         Shareholders will receive at least 60 days' notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

         General
         -------

         Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

         Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

         Asset-Backed Securities
         -----------------------

         Certain Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

         Bank Obligations
         ----------------

         The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on all amounts payable on such securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Below Investment-Grade Investments
         ----------------------------------

         The Corporate Bond Fund may invest up to 35% of its net assets in below investment-grade bonds (commonly known as "junk bonds"). Their default and other risks are greater than those of higher rated securities. You should carefully consider these risks before investing in the Fund.

         Various investment services publish ratings of some of the types of securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower Moody's or BB or lower by S&P, or from unrated securities deemed by the adviser to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. The adviser will consider these ratings in connection with the investment of the Fund's assets but they will not be a determining or limiting factor.

         The Corporate Bond Fund may invest in securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase. As an operating policy, however, the Fund will generally invest in securities that are rated at least Baa by Moody's or BBB by S&P, except for defaulted securities as noted below, or that are unrated but of comparable quality as determined by the adviser.

         The Corporate Bond Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of the adviser, they present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the net asset value ("NAV") of the Fund would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 15% limit discussed under "Illiquid Investments."

         If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

         Certain of the high yielding, fixed-income securities in which the Fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

         Bonds
         -----

         Certain of the debt instruments purchased by the Corporate Bond Fund may be bonds. The Fund invests no more than 35% in bonds that are below investment-grade. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

         Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

         Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate
         ----------------------------------------------------------------
Mortgages ("ARMs").
------------------


         The Corporate Bond Fund may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         The Fund may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

         The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

         The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

         The Corporate Bond Fund will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest rate fluctuations.

         Commercial Paper
         ----------------

         The Funds may invest in commercial paper (including variable-amount master demand notes, see "Floating and Variable Rate Obligations below) which refers to short-term, unsecured promissory notes issued by corporations, financial institutions, and similar instruments issued by government agencies and instrumentalities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Investments by the Funds in commercial paper will generally consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). Commercial paper may include variable- and floating-rate instruments.

         Convertible Securities
         ----------------------

         Certain Funds may invest in convertible securities that provide current income and are issued by companies that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated but determined by the adviser to be of comparable quality.

         Derivative Securities
         ---------------------

         Certain Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

         Emerging Markets
         ----------------

         Certain Funds may invest in equity securities of companies in "emerging markets." Such Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World

Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

         Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

         Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Korea and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

         There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging market countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

         Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts payable on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

         Floating- and Variable-Rate Obligations
         ---------------------------------------

         Certain Funds may purchase floating- and variable-rate obligations, such as demand notes and bonds and may also purchase certificates of participation in such instruments. For the Money Market Fund, these obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days.

         Variable-rate Demand Obligations

         Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

         There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each such Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15%, and the Money Market Fund will not invest more than 10%, of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, if an active secondary market exists. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

         Foreign Obligations
         -------------------

         Certain Funds may invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. Each such Fund may not invest 25% or more of its assets in foreign obligations.

         Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

         Amounts payable on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

         Foreign Currency Transactions. Certain Funds may enter into foreign currency exchange transactions in order to protect against uncertainty in the level of future foreign exchange rates. A foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         Forward Commitment, When-Issued Purchases and Delayed-Delivery
         --------------------------------------------------------------
Transactions
------------

         Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

         Each such Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

         Illiquid Securities
         -------------------

         The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. Each Fund, except the Money Market Fund, may invest or hold up to 15% of its net assets in illiquid securities. The Money Market Fund may invest or hold up to 10% of its net assets in such securities.

         Letters of Credit
         -----------------

         Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

         Loans of Portfolio Securities
         -----------------------------

         Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

         A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

         Money Market Instruments and Temporary Investments
         --------------------------------------------------

         The Funds may invest in high quality money market instruments, including: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

         Mortgage-Related Securities
         ---------------------------

         The Corporate Bond Fund may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         Nationally Recognized Statistical Ratings Organizations ("NRSROs")
         ------------------------------------------------------------------

         The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch, and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are generally not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund.

The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         Options Trading
         ---------------

         Certain Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

         Each such Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

         Below is a description of some of the types of options in which a Fund may invest.

         A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the adviser's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

         A Fund may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that the Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. A Fund may also invest in interest rate futures contracts and options on interest rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

         Interest rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

         Other Investment Companies
         --------------------------

         The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Currently under the 1940 Act, a Fund's investment in such securities currently is generally limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

         Prepayment and Extension Risk
         -----------------------------

         The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

         Privately Issued Securities
         ---------------------------

         The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment adviser to be "illiquid" are subject to the Funds' policy of not investing more than 15% (10% for the Money Market Fund) of net assets in illiquid securities. The investment adviser, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

         Repurchase Agreements
         ---------------------

         The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined in or under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited. Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (or 10% for the Money Market Fund) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other Funds that are advised by the adviser.

         Short Sales
         -----------

         Certain Funds may engage in short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

         The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

         Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

         In view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

         To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

         Stripped Securities
         -------------------

         Certain Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities a Fund may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. A Fund will not purchase stripped mortgage-backed securities. The stripped securities purchased by a Fund generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by a Fund are not subject to prepayment or extension risk.

         Synthetic Convertible Securities
         --------------------------------

         Certain Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P's and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

         U.S. Government Obligations.
         ---------------------------

         The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         Warrants
         --------

         Each of the Funds may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Fund may invest directly.

         Zero Coupon Bonds
         -----------------

         The Corporate Bond Fund may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

                                  RISK FACTORS

         Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank or any of its affiliates, are not insured by the FDIC and are not insured against loss of principal. When the value of securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

         Equity Securities

         The portfolio equity securities of a Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods.

         There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

         Investing in the securities of issuers in any foreign country, including ADRs, EDRs and GDRs and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

         There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

         Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

         The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

         The Non-Allocation Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may increase the Fund's obligations to pay distributions.

         Debt Securities

         The portfolio debt instruments of a Fund may be subject to credit and interest rate risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

         The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

         Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily NAV are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

         Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily NAV is based, will fluctuate. The Funds are subject to interest rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

         The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that each Fund will meet its investment objective.

         Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government-sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

         S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

         The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

         The adviser may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure contract terms. If the adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

         The Funds may invest up to 25% of their assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

         Money Market Fund

         The Money Market Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable NAV of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of "high quality," or be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by the adviser, under guidelines adopted by the Board of Trustees of the Trust.

         Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Money Market Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

         General

         There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

         The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

         Trustees and Officers. The Board of Trustees ("Board") of the Trust
         ---------------------
supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

         General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the 96 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). The address of each Trustee and Officer, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72.

         In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                        Position Held with                                   Other Public Company
Name, Age and           Registrant/           Principal Occupation(s)        or Investment Company
Address                 Length of Service/1/  During Past 5 Years            Directorships
-------                 --------------------  ---------------------          -------------
                               INDEPENDENT TRUSTEES

Thomas S. Goho, 59      Trustee,              Wake Forest University,                N/A
                        since 1987            Calloway School of Business
                                              and Accountancy, Benson-
                                              Pruitt Professorship since
                                              1999, Associate Professor of
                                              Finance 1994-1999.

Peter G. Gordon, 59     Trustee, since        Chairman, CEO and Co-                  N/A
                        1998; (Lead           Founder of Crystal Geyser
                        Trustee, since        Water Company and President
                        2001).                of Crystal Geyser Roxane
                                              Water Company.

Richard M. Leach, 68    Trustee,              President of Richard M. Leach          N/A
                        since 1987            Associates (a financial
                                              consulting firm).

Timothy J. Penny, 50    Trustee,              Senior Counselor to the public         N/A
                        since 1996            relations firm of Himle-Horner
                                              and Senior Fellow at the
                                              Humphrey Institute,
                                              Minneapolis, Minnesota (a
                                              public policy organization).

Donald C. Willeke, 61   Trustee,              Principal of the law firm of           N/A
                        since 1996            Willeke & Daniels.

                               INTERESTED/2/ TRUSTEES

Robert C. Brown, 70     Trustee,              Retired. Director, Federal             N/A
                        since 1992            Farm Credit Banks Funding
                                              Corporation and Farm Credit
                                              System Financial Assistance
                                              Corporation until February
                                              1999.

                        Position Held with                                    Other Public Company
Name, Age and           Registrant/           Principal Occupation(s)         or Investment Company
Address                 Length of Service/1/  During Past 5 Years             Directorships
-------                 --------------------  ---------------------           -------------
W. Rodney Hughes, 75    Trustee,              Private Investor.               Barclays Global Investor
                        since 1987                                            Funds/Master Investment
                                                                              Portfolio,
                                                                              23 portfolios

J. Tucker Morse, 57     Trustee,              Private Investor/Real Estate            N/A
                        since 1987            Developer; Chairman of White
                                              Point Capital, LLC.

                                              OFFICERS

Michael J. Hogan, 43    President,            Executive Vice President of             N/A
                        since 2000            Wells Fargo Bank, N.A. since
                                              July 1999. President of Wells
                                              Fargo Funds Management,
                                              LLC since March 2001.
                                              Senior Vice President of Wells
                                              Fargo Bank, N.A. from April
                                              1997 to July 1999. Prior
                                              thereto, Vice President of
                                              American Express Financial
                                              Advisors until April 1997.

Karla M. Rabusch, 43    Treasurer,            Senior Vice President of Wells          N/A
                        since 2000            Fargo Bank, N.A., since May
                                              2000. Senior Vice President
                                              and Chief Administrative
                                              Officer of Wells Fargo Funds
                                              Management, LLC since
                                              March 2001. Vice President
                                              of Wells Fargo Bank, N.A.
                                              from December 1997 to May
                                              2000. Prior thereto, Director
                                              of Managed Assets Investment
                                              Accounting of American
                                              Express Financial Advisors
                                              until November 1997.

                        Position Held with                                    Other Public Company
Name, Age and           Registrant/           Principal Occupation(s)         or Investment Company
Address                 Length of Service/1/  During Past 5 Years             Directorships
-------                 --------------------  ---------------------           -------------
C. David Messman, 41    Secretary,            Vice President and Senior               N/A
                        since 2000            Counsel of Wells Fargo Bank,
                                              N.A. since January 1996.
                                              Vice President and Secretary
                                              of Wells Fargo Funds
                                              Management, LLC since
                                              March 2001.

________________

/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown and W. Rodney Hughes own securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

         Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board of Trustees, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year.

         Compensation. Prior to January 1, 2002, each Trustee received an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also received a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting was held absent a full Board meeting, each attending Trustee received a $1,000 combined fee. These fees applied equally for in-person or telephonic meetings, and Trustees were reimbursed for all out-of-pocket expenses related to attending meetings.

          Effective January 1, 2002, each Trustee receives an annual retainer (payable quarterly) of $52,000 from the Fund Complex. Each Trustee also receives a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

         The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the year ended December 31, 2001, the Trustees received the following compensation:

                               Compensation Table
                          Year Ended December 31, 2001
                          ----------------------------

         Trustee                                   Compensation
         -------                                   ------------
                              INDEPENDENT TRUSTEES

         Thomas S. Goho                                 $49,250
         Peter G. Gordon                                $49,250
         Richard M. Leach                               $48,750
         Timothy J. Penny                               $49,250
         Donald C. Willeke                              $49,250
                               INTERESTED TRUSTEES

         Robert C. Brown                                $48,000
         W. Rodney Hughes                               $48,000
         J. Tucker Morse                                $47,000

         Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                   Beneficial Equity Ownership in Fund Complex
                      Calendar Year Ended December 31, 2001
                      -------------------------------------

-------------------------------------------------------------------------------------------------------------
 Trustee                     Dollar Range of Equity            Aggregate Dollar Range of
                             Securities of the Fund*           Equity Securities of Fund
                                                               Complex
-------------------------------------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES

-------------------------------------------------------------------------------------------------------------
 Thomas S. Goho                        0                                   D
-------------------------------------------------------------------------------------------------------------
 Peter G. Gordon                       0                                   B
-------------------------------------------------------------------------------------------------------------
 Richard M. Leach                      0                                   B
-------------------------------------------------------------------------------------------------------------
 Timothy J. Penny                      0                                   A
-------------------------------------------------------------------------------------------------------------
 Donald C. Willeke                     0                                   D
-------------------------------------------------------------------------------------------------------------
                               INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
 Robert C. Brown                       0                                   D
-------------------------------------------------------------------------------------------------------------
 W. Rodney Hughes                      0                                   D
-------------------------------------------------------------------------------------------------------------
 J. Tucker Morse                       0                                   D
-------------------------------------------------------------------------------------------------------------

         -----------------

         * For the Calendar Year 2001, the Trustees did not own shares in the Trust.

         Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

         Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Funds. At each quarterly meeting the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an "Adviser" and collectively, "Advisers"), a description of the quality and nature of the services provided by the Advisers.

         Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

         The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a "Peer Group," a group of funds that was similar to the specific Fund, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

         The Board then analyzed the Adviser's background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers compliance procedures including the Advisers' internal compliance policies relating to the respective Codes of Ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

         In addition to the above considerations, the Board also analyzed certain factors relating specifically to sub-advisers. For example, the Board considered the sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

         Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and
(iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

         Investment Adviser. Funds Management assumed investment advisory
         ------------------
responsibilities for each of the Funds on March 1, 2001. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, that are described below. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. The Funds' adviser is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                                   Annual Rate
     Fund                                                 (as a percentage of net assets)
     ----                                                 -------------------------------
Asset Allocation                                                     0.55%
Corporate Bond                                                       0.45%
Equity Income                                                        0.55%
Equity Value                                                         0.55%
Growth                                                               0.55%
International Equity                                                 0.75%
Large Company Growth                                                 0.55%
Money Market                                                         0.40%
Small Cap Growth                                                     0.75%

         As discussed in the "Historical Fund Information" section, the Funds were created at the time of the reorganization of the Annuity Trust and Norwest Funds. Each of the predecessor Annuity Trust Funds (the Asset Allocation, Equity Value, Growth and Money Market Funds) were advised by Wells Fargo Bank prior to the reorganization. As compensation for its advisory services, Wells Fargo Bank was entitled to receive a monthly fee at the annual rate of 0.60% of each Fund's average daily net assets, with the exception of the Money Market Fund, from which Wells Fargo Bank was entitled to receive 0.45% of the Fund's average daily net assets. Each of the predecessor Norwest Funds (the Equity Income and Small Cap Growth Funds) were advised by NIM prior to the reorganization. As compensation for its advisory services, NIM was entitled to receive an advisory fee based on the average daily net assets of each Fund at the annual rate of 0.80%.

         For the periods indicated below, the Funds paid the following advisory fees and the adviser(s) waived the indicated amounts:

                                         Year Ended                     Year Ended                       Year Ended
                                          12/31/01                       12/31/00                         12/31/99
                                          --------                       --------                         --------
                                      Fees          Fees            Fees             Fees            Fees            Fees
      Fund                            Paid         Waived           Paid            Waived           Paid           Waived
      ----                            ----         ------           ----            ------           ----           ------
Asset Allocation                   $1,324,242     $100,721       $1,095,117        $325,435       $ 754,053        $398,328
Corporate Bond**                   $  154,872     $174,147       $   71,457        $246,600       $  19,696        $ 69,198
Equity Income                      $  343,198     $240,684       $  411,695        $190,519       $ 512,925        $278,662
Equity Value                       $  160,054     $ 64,971       $        0        $172,215       $  23,843        $ 92,366
Growth                             $  236,393     $223,500       $  383,007        $277,350       $ 437,430        $221,406
International Equity*              $        0     $ 21,665       $        0        $  3,965           N/A             N/A
Large Company Growth**             $  547,821     $ 26,360       $  110,358        $399,701       $  14,106        $ 51,615
Money Market                       $  346,801     $     86       $  149,454        $ 20,380       $  73,230        $ 71,025
Small Cap Growth                   $  213,113     $ 46,817       $        0        $260,620       $       0        $107,145

--------------------
* The International Equity Fund commenced operations on July 3, 2000.
** The Corporate Bond and Large Company Growth Funds commenced operations on September 20, 1999.

         General. Each Fund's Advisory Contract will continue in effect for more
         -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         Investment Sub-Advisers. Wells Capital Management Incorporated ("WCM")
         -----------------------
serves as sub-adviser to the Funds, except the Large Company Growth Fund for which Peregrine Capital Management, Inc. ("Peregrine") serves as sub-adviser (collectively, the "Sub-Advisers"). Effective April 15, 2002, WCM replaced Barclays Global Fund Advisors ("BGFA") as the investment sub-adviser for the Asset Allocation Fund.

         The Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets, furnish to Funds Management periodic reports on the investment activity and performance of the Funds, and furnish such additional reports and information as Funds Management and the Trust's Board of Trustees and Officers may reasonably request. As compensation for sub-advisory services, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below:

--------------------------------------------------------------------------------------------------
                                                                     Sub-Advisory
    Fund                                Sub-Adviser                      Fees
--------------------------------------------------------------------------------------------------
Asset Allocation                   WCM                       0-1000M               0.15%
                                                             greater than 1000M    0.10%
--------------------------------------------------------------------------------------------------
Corporate Bond                     WCM                       0-400M                0.15%
                                                             400-800M             0.125%
                                                             greater than 800M     0.10%
--------------------------------------------------------------------------------------------------
Equity Income                      WCM                       0-200M                0.25%
                                                             200-400M              0.20%
                                                             greater than 400M     0.15%
--------------------------------------------------------------------------------------------------
Equity Value                       WCM                       0-200M                0.25%
                                                             200-400M              0.20%
                                                             greater than 400M     0.15%
--------------------------------------------------------------------------------------------------
Growth                             WCM                       0-200M                0.25%
                                                             200-400M              0.20%
                                                             greater than 400M     0.15%
--------------------------------------------------------------------------------------------------
International Equity               WCM                       0-200M                0.35%
                                                             greater than 200M     0.25%
--------------------------------------------------------------------------------------------------
Large Company Growth               Peregrine                 0-25M                 0.75%
                                                             25-50M                0.60%
                                                             50-275M               0.50%
                                                             greater than 275M     0.30%
--------------------------------------------------------------------------------------------------
Money Market                       WCM                       0-1000M               0.05%
                                                             greater than 1000M    0.04%
--------------------------------------------------------------------------------------------------
Small Cap Growth                   WCM                       0-200M                0.25%
                                                             greater than 200M     0.20%
--------------------------------------------------------------------------------------------------

         General. Each Fund's Sub-Advisory Contract will continue in effect for
         -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Trust's Board of Trustees, including a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to WCM.

         Unaffiliated Sub-Adviser. Listed below is the aggregate dollar amount
         ------------------------
of sub-advisory fees paid by the Asset Allocation Fund to BGFA, an unaffiliated sub-adviser, for the year ended December 31, 2001:

                                                                                        Fees Waived/
           Fund                              Sub-Adviser            Fees Paid           Reimbursed
           ----                              -----------            ---------           ----------
           Asset Allocation                     BGFA*                $391,532           $0

         ---------------------

         * Effective April 15, 2002, WCM replaced BGFA as sub-adviser for the Asset Allocation Fund.

         Administrator. The Trust has retained Funds Management as Administrator
         -------------
on behalf of each Fund pursuant to an Administration Agreement. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's Officers and Board of Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive an annual fee of 0.15% of each Fund's average daily net assets.

         As discussed in the "Historical Fund Information" section, the Funds were created at the time of the reorganization of Annuity Trust and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid includes fees paid to administrators by the predecessor portfolio that is considered the surviving entity for accounting purposes.

         Asset Allocation, Equity Value, Growth and Money Market Funds. Prior to
         -------------------------------------------------------------
the reorganization, Wells Fargo Bank served as administrator on behalf of the predecessor Annuity Trust Funds and was entitled to receive a fee of 0.15% of the average daily net assets of each Fund. Prior to March 25, 1999, Wells Fargo Bank served as administrator and Stephens Inc.

("Stephens") served as co-administrator for the Fund and each were entitled to receive 0.03% and 0.04%, respectively, of each Fund's average daily net assets on an annual basis. In connection with the change in fees, the responsibility for performing various administration services was shifted to the co-administrator.

         Equity Income and Small Cap Growth Funds. Forum Financial Services,
         ----------------------------------------
Inc. ("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAdS") as administrator or Norwest in its capacity as administrator. For providing these services, Forum was entitled to receive fees at the annual rate of 0.05% of the average daily net assets of each Fund.

         For the periods indicated below, the Funds paid the following dollar amounts as administration fees:

                                              Year Ended      Year Ended     Year Ended
           Fund                                12/31/01        12/31/00       12/31/99
           ----                                --------        --------       --------
           Asset Allocation                    $388,627        $387,423       $247,853
           Corporate Bond*                     $110,206        $106,019       $ 29,297
           Equity Income                       $159,240        $164,239       $127,550
           Equity Value                        $ 61,370        $ 42,271       $ 25,910
           Growth                              $125,425        $180,098       $139,129
           International Equity**              $      0        $      0       N/A
           Large Company Growth*               $156,594        $139,108       $ 17,924
           Money Market                        $130,082        $ 63,687       $ 42,312
           Small Cap Growth                    $ 51,986        $ 45,096       $      0

         ------------------
         * The Corporate Bond and Large Company Growth Funds commenced operations on September 20, 1999.

         ** The International Equity Fund commenced operations on July 3, 2000.

         Distributor. Stephens Inc. ("Stephens" or the "Distributor"), located
         -----------
at 111 Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

         Under the Plan and pursuant to the related Distribution Agreement, each Fund pays Stephens an annual fee of 0.25% paid monthly based on the average daily net assets attributable to the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

         The actual fee payable to the Distributor by the above-indicated Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the

National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

         The predecessor Annuity Trust and Norwest Funds did not have a Distribution Plan and therefore did not pay distribution fees prior to the reorganization.

         The dollar amount of Rule 12b-1 fees paid to Stephens pursuant to each Fund's Rule 12b-1 Plan for the fiscal year beginning January 1, 2001 and ending December 31, 2001 are as follows:

                                                   Printing &         Advertising/                      Broker/
                                                   Mailing            Marketing        Underwriters     Dealer
                                      Total        Prospectuses       Brochures        Compensation     Compensation
                                      -----        ------------       ---------        ------------     ------------
Asset Allocation Fund                 $647,710     $        0         $        0       $        0       $647,710
Corporate Bond                        $182,788     $        0         $        0       $        0       $182,788
Equity Income                         $265,401     $        0         $        0       $        0       $265,401
Equity Value Fund                     $102,284     $        0         $        0       $        0       $102,284
Growth Fund                           $209,042     $        0         $        0       $        0       $209,042
International Equity Fund             $  7,222     $        0         $        0       $        0       $  7,222
Large Company Growth Fund             $260,991     $        0         $        0       $        0       $260,991
Money Market Fund                     $      0     $        0         $        0       $        0       $      0
Small Cap Growth Fund                 $ 86,643     $        0         $        0       $        0       $ 86,643

         Custodian. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or
         ---------
the "Custodian"), located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the International Equity Fund, for which Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.25% of the average daily net assets of the Fund.

         Fund Accountant.  Forum Accounting Services, LLC ("Forum Accounting" or
         ---------------
         "Fund Accountant"), located at Two Portland Square, Portland, Maine 04101, acts as Fund Accountant for the Funds. For its services as Fund Accountant, Forum Accounting is entitled to receive a monthly base fee per Fund of $5,000, except for the International Equity for which Forum

Accounting is entitled to receive a monthly base fee of $5,833. Forum Accounting is also entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund.

         Transfer and Dividend Disbursing Agent. Boston Financial Data Services,
         --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all the Funds of the Trust, Wells Fargo Funds Trust, and Wells Fargo Core Trust.

         Underwriting Commissions. Stephens serves as the principal underwriter
         ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Annuity Trust predecessor portfolios and Forum served as underwriter of the predecessor Norwest portfolios. Stephens and Forum did not, and Stephens does not, receive commissions in relation to the provision of underwriting services for the Trust.

         Code of Ethics. The Fund Complex, the Adviser and the Sub-Advisers each
         --------------
have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Adopting Release. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

         The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for a Fund may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund however, may not be comparable to the yields from investment alternatives because of differences in the methods used to value portfolio securities, compute expenses and calculate yield.

         Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

         Average Annual Total Return. The Funds may advertise certain total
         ---------------------------
return information. Any Fund advertising would be accompanied by performance information of the related insurance company separate accounts or by an explanation that Fund performance information does not reflect separate account fees and charges. As and to the extent required by the SEC, an average annual total rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a number of years ("n") according to the following formula: P(1+T)n = ERV. Average annual total return information is incorporated by reference to the Funds' Annual Reports.

         Yield Calculations. The Corporate Bond and Money Market Funds may
         ------------------
advertise certain yield information. As and to the extent required by the SEC, yield is calculated based on a 30-day (or in the case of the Money Market Fund, a seven-day) period, computed by dividing the net investment income per share earned during the period by the NAV per share on the last day of the period, according to the following formula: YIELD = 2[((a- b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the NAV per share on the last day of the period. The net investment income of each Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Funds' net investment income.

         The yield for the Corporate Bond Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund. In addition, investors should recognize that changes in the NAV of shares of the Corporate Bond Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period.

         Yield information for the Funds may be useful in reviewing the performance of the Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             Yield for the Applicable Period Ended December 31, 2001
             -------------------------------------------------------

         Fund                       Seven-day         Seven-day         Thirty-day
         ----                         Yield        Effective Yield        Yield
                                      -----        ---------------        -----
         Corporate Bond                N/A              N/A                5.80%
         Money Market                 1.75%            1.77%                N/A

                        DETERMINATION OF NET ASSET VALUE

         NAV per share for each of the Funds, except the Money Market Fund, is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV per share for the Money Market Fund is determined by the Custodian at 12:00 p.m. (Eastern time) on each day Funds Management is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

         Non-Money Market Funds. Each Fund's investments are generally valued at
         ----------------------
current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. A Fund may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.

         Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. In all cases, bid prices are furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Trustees and in accordance with procedures adopted by the Trustees.

         Money Market Fund. The Money Market Fund uses the amortized cost method
         -----------------
to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighed average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations. It is the intention of the Fund to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.

                             PORTFOLIO TRANSACTIONS

         The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board of Trustees and the supervision of the Adviser, each Fund's Sub-Adviser is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees each Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

         A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors ad trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds. For the fiscal year ended December 31, 2001, the following Sub-Advisers directed brokerage transactions because of research services for the benefit of the Trust's Funds in the following amounts:

                                Commissions        Total
             Sub-Adviser        Paid               Transactions
             -----------        ----               ------------

             Peregrine          $  3,680           $  3,635,608
             WCM                $326,192           $242,297,659


         Portfolio Turnover. The portfolio turnover rate is not a limiting
         ------------------
factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also increase the Fund's obligations to make distributions.

         Brokerage Commissions. For the fiscal year ended December 31, 2000, the
         ---------------------
Funds paid a total of $363,190 in brokerage commissions on portfolio transactions. No commissions were paid to affiliated brokers. Listed below for each Fund is the aggregate commissions paid on portfolio transactions effected through brokers for the year ended December 31, 2001:

                               Year Ended 12/31/01

                    Fund                          Commissions
                    ----                          -----------
                                                      Paid
                                                      ----
          Asset Allocation                        $  20,391
          Corporate Bond                          $       0
          Equity Income                           $  19,253
          Equity Value                            $ 104,739
          Growth                                  $  83,583
          International Equity                    $   6,475
          Large Company Growth                    $  31,898
          Money Market                            $       0
          Small Cap Growth                        $ 140,513

         No commissions were paid to affiliated brokers during this time period.

         Securities of Regular Broker-Dealers. As of December 31, 2001, the
         ------------------------------------
Asset Allocation Fund held securities of its regular broker-dealers as indicated in the amounts shown:

          Fund                   Broker-Dealer                Amount
          ----                   -------------                ------
          Asset Allocation       Merrill Lynch & Co., Inc.    $   737,602
                                 Morgan Stanley Dean Witter   $ 1,047,868


                                  FUND EXPENSES

         From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Funds Management, the Funds bear all costs of their respective operations, including the compensation of the Trust's trustees who are not officers or employees of Funds Management or any of its affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the NAV of each Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of the Trust are charged against the assets of a Fund.

                              FEDERAL INCOME TAXES

         The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of the Funds and their shareholders (i.e., the Participating Insurance Companies and their separate accounts). This section of the SAI includes additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation.

         The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses only some of the federal income tax considerations generally affecting investments in the Funds. Prospective investors are urged to review their prospectuses and/or other materials from Participating Insurance Companies and consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         General.
         -------

         The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes its investment company taxable income and net capital gain to its shareholders, the Fund generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.

         Each Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

         Equalization Accounting
         -----------------------

         The Funds may use the so-called "equalization accounting method" to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Fund's undistributed net investment income and realized capital gains, with certain adjustments), to redemption proceeds for such purposes. This method permits the Funds to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

         Excise Tax.
         ----------

         A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Funds will not be subject to the excise tax.

         Taxation of Fund Investments.
         ----------------------------

         If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

         Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures

(as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Transactions that qualify as designated hedges are excepted from the mark-to-market rule.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

         If a Fund acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         In addition to the investments described above, other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements

         Taxation of a Separate Account of a Participating Insurance Company.
         -------------------------------------------------------------------

         Under the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be "adequately diversified" in order for the holders of the VA Contracts or VLI Policies underlying the account to receive the tax-favored tax treatment generally afforded holders of annuities or life insurance policies.

         In general, the investments of a segregated asset account are considered to be "adequately diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment;
(ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. A segregated asset account is also considered to be "adequately diversified" if it meets the regulated investment company diversification tests described above and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), government securities, and securities of regulated investment companies. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a VA Contract or VLI Policy, then a segregated asset account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the segregated asset account.

         As indicated above, the Trust intends to continue to qualify each Fund as a regulated investment company under the Code. The Trust also intends to cause each Fund to continue to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be "adequately diversified." Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the VA Contracts or VLI Policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

         For information concerning the federal income tax consequences for the holders of VA Contracts and VLI Policies, such holders should consult the prospectus and other materials used in connection with the issuance of their particular contracts or policies and should consult their own tax advisers.

                                  CAPITAL STOCK

         The Trust, an open-end, management investment company, was organized as a Delaware Business Trust on March 10, 1999. As of the date of this SAI, the Trust's Board of Trustees has authorized the issuance of nine series of shares, each representing an unlimited number of beneficial interests and the Board of Trustees may, in the future, authorize the creation of additional investment portfolios.

         All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the shareholders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the shareholders of at least 10% of the Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

         Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued as described in the Prospectuses, will be fully paid and non-assessable by the Trust.

         Set forth below as of April 10, 2002 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of the voting securities of a Fund as a whole.

                        5% OWNERSHIP AS OF APRIL 10, 2002
                        ---------------------------------

                                                                          Type of          Percentage
                      Fund             Address                            Ownership          of Fund
                      ----             -------                            ---------          -------
              Asset Allocation         American Skandia Life              Record              78.63%
                                       P.O. Box 883
                                       Shelton, CT  06484

              Corporate Bond           American Skandia Life              Record              46.60%
                                       P.O. Box 883
                                       Shelton, CT  06484

                                       Fortis Benefits Insurance Co.      Record              39.84%
                                       Attn: Bruce Fiedler W1511
                                       500 Bielenberg Dr.
                                       Woodbury, MN  55125

              Equity Income            Fortis Benefits Insurance Co.      Record              76.59%
                                       Attn: Bruce Fiedler W1511
                                       500 Bielenberg Dr.
                                       Woodbury, MN  55125

                                       American Skandia Life              Record              10.81%
                                       P.O. Box 883
                                       Shelton, CT  06484

              Equity Value             American Skandia Life              Record              88.61%
                                       P.O. Box 883
                                       Shelton, CT  06484

              Growth                   American Skandia Life              Record              96.26%
                                       P.O. Box 883
                                       Shelton, CT  06484

              International Equity     American Skandia Life              Record              24.06%
                                       P.O. Box 883

                                                                          Type of          Percentage
                      Fund             Address                            Ownership          of Fund
                      ----             -------                            ---------          -------
                                       Shelton, CT  06484

                                       American Enterprise Life           Record               6.65%
                                       Insurance Co.
                                       Acct. WIEQ6
                                       IDS Tower 10 T11/125
                                       Minneapolis, MN  55440

                                       IDS Life Insurance Corp.           Record              21.83%
                                       Acct. #1W1
                                       229 AXP Financial Ctr.
                                       Minneapolis, MN  55474

                                       IDS Life Insurance Corp.           Record              26.57%
                                       Acct. #2W1
                                       229 AXP Financial Ctr.
                                       Minneapolis, MN  55474

              Large Company Growth     American Skandia Life              Record              17.46%
                                       P.O. Box 883
                                       Shelton, CT  06484

                                       Fortis Benefits Insurance Co.      Record              42.27%
                                       Attn: Bruce Fiedler W1511
                                       500 Bielenberg Dr.
                                       Woodbury, MN  55125

                                       American Enterprise Life           Record               8.01%
                                           Insurance Co.
                                       Acct. WLCG3
                                       IDS Tower 10 T11/125
                                       Minneapolis, MN  55440

                                       American Enterprise Life           Record               9.20%
                                           Insurance Co.
                                       Acct. WLCG4
                                       IDS Tower 10 T11/125
                                       Minneapolis, MN  55440

                                       American Enterprise Life           Record               8.85%
                                           Insurance Co.
                                       Acct. WLCG6
                                       IDS Tower 10 T11/125
                                       Minneapolis, MN  55440

                                       American Enterprise Life           Record               8.03%
                                           Insurance Co.
                                       Acct. WLCG7
                                       IDS Tower 10 T11/125
                                       Minneapolis, MN  55440

              Money Market             American Skandia Life              Record              69.65%

                                                                       Type of         Percentage
                 Fund               Address                           Ownership         of Fund
                 ----               -------                           ---------         -------
                                    P.O. Box 883
                                    Shelton, CT 06484

                                    American Enterprise Life            Record            9.63%
                                      Insurance Co.
                                    Acct. WMMK3
                                    IDS Tower 10 T11/125
                                    Minneapolis, MN 55440

                                    American Enterprise Life            Record            8.01%
                                      Insurance Co.
                                    Acct. WMMK4
                                    IDS Tower 10 T11/125
                                    Minneapolis, MN 55440

           Small Cap Growth         American Skandia Life               Record           10.42%
                                    P.O. Box 883
                                    Shelton, CT 06484

                                    Fortis Benefits Insurance Co.       Record           13.82%
                                    Attn: Bruce Fiedler W1511
                                    500 Bielenberg Dr.
                                    Woodbury, MN 55125

                                    IDS Life Insurance Corp.            Record           52.37%
                                    Acct. #TZ
                                    229 AXP Financial Ctr.
                                    Minneapolis, MN 55474

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                      OTHER

     The Registration Statement, including the Prospectuses, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

     The audited financial statements, which include the portfolios of investments and independent auditors' report for the Funds for the year ended December 31, 2001, are hereby incorporated by reference to the Annual Reports.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-680-8920 or 1-800-222-8222.

                                    APPENDIX

     The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

     Corporate Bonds
     ---------------

     S&P
     ---

     S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

           AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

           AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

           A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

           BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

           BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

           B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

           CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

           Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

           C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

           D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     Moody's
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment grade securities.

           Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor
                                  ----
   poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

           C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     Short-Term Issue Credit Ratings (including Commercial Paper)
     ------------------------------------------------------------

           S&P:
           ----

           A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

           A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

           A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

           B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

           C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

           D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           Moody's:
           --------

           Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

           Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

           Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

           Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                           WELLS FARGO VARIABLE TRUST
                         File Nos. 333-74283; 811-09255

                                     PART C
                                OTHER INFORMATION

Item 23.   Exhibits.
           --------

      Exhibit
      Number                                      Description
      ------                                      -----------

       (a)              -  Amended and Restated Declaration of Trust,
                           incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999.

       (b)              -  Not Applicable.

       (c)              -  Not Applicable.

       (d)(1)(i)        -  Investment Advisory Agreement with Wells Fargo Funds
                           Management, LLC, incorporated by reference to Post-Effective Amendment No. 8, filed May 1, 2001.

             (ii)       -  Fee and Expense Agreement between Wells Fargo
                           Variable Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 8, filed May 1, 2001.

          (2)(i)        -  Not Applicable.

             (ii)       -  Investment Sub-Advisory Agreement with Peregrine
                           Capital Management, Inc., filed herewith.

             (iii)      -  Investment Sub-Advisory Agreement with Wells Capital
                           Management Incorporated, filed herewith.

             (iv)       -  Not Applicable.

       (e)              -  Distribution Agreement, incorporated by reference to
                           Post-Effective Amendment No. 5, filed September 20, 1999; Appendix A thereto, filed herewith.

       (f)              -  Not Applicable.

       (g)(1)           -  Not Applicable.

          (2)          -  Custody Agreement with Wells Fargo Bank Minnesota,
                          N.A., filed herewith.

              (i)      -  Delegation Agreement (17f-5) with Wells Fargo Bank
                          Minnesota, N.A., filed herewith.

              (ii)     -  Not Applicable.

       (h)(1)          -  Administration Agreement with Wells Fargo Funds
                          Management, LLC, filed herewith.

          (2)          -  Fund Accounting Agreement with Forum Accounting
                          Services, LLC, incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999.

          (3)          -  Not Applicable. (Interim Agreement superseded by Item
                          23 (h)(2).)

          (4)          -  Transfer Agency and Service Agreement with Boston
                          Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999; Schedule A thereto, filed herewith.

          (5)(i)       -  Participation Agreement by and among Wells Fargo
                          Variable Trust, Fortis Benefits Insurance Company and Stephens Inc., filed herewith.

          (ii)         -  Participation Agreement by and among Wells Fargo
                          Variable Trust, Hartford Life and Annuity Insurance Company and Stephens Inc. and Amendment No. 1 and No. 2 thereto, filed herewith.

          (iii)        -  Participation Agreement by and among Wells Fargo
                          Variable Trust, American Skandia Life Assurance Company and Stephens Inc., filed herewith.

          (iv)         -  Participation Agreement by and among Wells Fargo
                          Variable Trust, Allstate Life Insurance Company of New York and Stephens Inc., filed herewith.

          (v)          -  Participation Agreement by and among Wells Fargo
                          Variable Trust, American Enterprise Life Insurance Company and Stephens Inc., filed herewith.

          (vi)         -  Participation Agreement by and among Wells Fargo
                          Variable Trust, IDS Life Insurance Company and Stephens Inc., and Amendment thereto, filed herewith.

          (vii)      -  Participation Agreement by and among Wells Fargo
                        Variable Trust, IDS Life Insurance Company of New York and Stephens Inc., filed herewith.

          (viii)     -  Participation Agreement by and among Wells Fargo
                        Variable Trust, The Lincoln National Life Insurance Company and Stephens, Inc., filed herewith.

       (i)           -  Legal Opinion, filed herewith.

       (j)(A)        -  Consent of Independent Auditors, filed herewith.

       (j)(1)        -  Power of Attorney, Robert C. Brown, filed herewith.

          (2)        -  Power of Attorney, Thomas S. Goho, filed herewith.

          (3)        -  Power of Attorney, Peter G. Gordon, filed herewith.

          (4)        -  Power of Attorney, W. Rodney Hughes, filed herewith.

          (5)        -  Power of Attorney, Richard M. Leach, filed herewith.

          (6)        -  Power of Attorney, J. Tucker Morse, filed herewith.

          (7)        -  Power of Attorney, Timothy J. Penny, filed herewith.

          (8)        -  Power of Attorney, Donald C. Willeke, filed herewith.

          (9)        -  Power of Attorney, Michael J. Hogan, filed herewith.

          (10)       -  Power of Attorney, Karla M. Rabusch, filed herewith.

       (k)           -  Not Applicable.

       (l)           -  Not Applicable.

       (m)           -  Rule 12b-1 Distribution Plan, incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999; see Exhibit (e) above for related Distribution Agreement.

       (n)           -  Not Applicable.

       (o)           -  Not Applicable.

       (p)(1)                -  Joint Code of Ethics for Funds Trust, Core Trust
                                and Variable Trust, incorporated by reference to Post-Effective Amendment No. 8, filed May 1, 2001.

          (2)                -  Wells Fargo Funds Management, LLC Code of
                                Ethics, incorporated by reference to
                                Post-Effective Amendment No. 8, filed May 1,
                                2001.

          (3)                -  Not Applicable.

          (4)                -  Not Applicable.

          (5)                -  Peregrine Capital Management, Inc. Code of
                                Ethics, filed herewith.

          (6)                -  Wells Capital Management Incorporated Code of
                                Ethics, filed herewith.

Item 24.        Persons Controlled by or Under
                Common Control with the Fund.
                ----------------------------

                Registrant believes that no person is controlled by or under common control with Registrant.

Item 25.        Indemnification.
                ---------------

                Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its Funds.

Item 26.        Business and Other Connections
                of Investment Adviser.
                ------------------------------

                (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly-owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

                To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

                (b) Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, serves as sub-adviser to the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Money Market and Small Cap Growth Funds. The descriptions of WCM in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors and officers of WCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

                (c) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly-owned subsidiary of Wells Fargo & Company, serves as sub-adviser to the Large Company Growth Fund. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.  Principal Underwriters.
          ----------------------

                (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Barclays Global Investors Funds, Nations Fund, Inc., Nations Fund Trust, Nations Separate Account Trust, Nations Reserves, Nations Funds Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Barclays Master Investment Portfolio, Nations Master Investment Trust and Wells Fargo Core Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

                (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

                (c) Not Applicable.


Item 28.  Location of Accounts and Records.
          --------------------------------

                (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, San Francisco, California 94105.

                (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

                (c) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as former sub-adviser and former custodian, respectively, for the Asset Allocation Fund (through April 12,
2002) at 45 Fremont Street, San Francisco, California 94105.

                (d) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

                (e) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

                (f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

                (g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Minneapolis, Minnesota 55402.

                (h) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

Item 29.  Management Services.
          -------------------

                  Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.  Not Applicable.
          ------------

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of May, 2002.

                                    WELLS FARGO VARIABLE TRUST


                                    By   /s/ Christopher R. Bellonzi
                                       --------------------------------
                                          Christopher R. Bellonzi
                                          Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                          Title                         Date
---------                          -----                         ----

                *                  Trustee
___________________________
Robert C. Brown

                *                  Trustee
___________________________
Thomas S. Goho

                *                  Trustee
___________________________
Peter G. Gordon

                *                  Trustee
___________________________
W. Rodney Hughes

                *                  Trustee
___________________________
Richard M. Leach

                *                  Trustee
___________________________
J. Tucker Morse

                *                  Trustee
___________________________
Timothy J. Penny

                *                  Trustee
___________________________
Donald C. Willeke


*By:   /s/ Christopher R. Bellonzi                             5/1/2002
     -------------------------------
       Christopher R. Bellonzi
       As Attorney-in-Fact
       May 1, 2002

                           WELLS FARGO VARIABLE TRUST
                         FILE NOS. 333-74283; 811-09255

                                  EXHIBIT INDEX

Exhibit Number                           Description


EX-99.B(d)(2)(ii)         Investment Sub-Advisory Agreement with Peregrine
                          Capital Management, Inc.

EX-99.B(d)(2)(iii)        Investment Sub-Advisory Agreement with Wells Capital
                          Management Incorporated

EX-99.B(e)                Appendix A to the Distribution Agreement

EX-99.B(g)(2)             Custody Agreement with Wells Fargo Bank Minnesota,
                          N.A.

EX-99.B(g)(2)(i)          Delegation Agreement (17f-5) with Wells Fargo Bank
                          Minnesota, N.A.

EX-99.B(h)(1)             Administration Agreement with Wells Fargo Funds
                          Management, LLC

EX-99.B(h)(4)             Schedule A to the Transfer Agency and Service
                          Agreement

EX-99.B(h)(5)(i)          Participation Agreement by and among Wells Fargo
                          Variable Trust, Fortis Benefits Insurance Company and
                          Stephens Inc.

EX-99.B(h)(5)(ii)         Participation Agreement by and among Wells Fargo
                          Variable Trust, Hartford Life and Annuity Insurance
                          Company and Stephens Inc.; and Amendment No. 1 and No.
                          2 thereto

EX-99.B(h)(5)(iii)        Participation Agreement by and among Wells Fargo
                          Variable Trust, American Skandia Life Insurance
                          Company and Stephens Inc.

EX-99.B(h)(5)(iv)         Participation Agreement by and among Wells Fargo
                          Variable Trust, Allstate Life Insurance Company of New
                          York and Stephens Inc.

EX-99.B(h)(5)(v)          Participation Agreement by and among Wells Fargo
                          Variable Trust, American Enterprise Life Insurance
                          Company and Stephens Inc.

EX-99.B(h)(5)(vi)         Participation Agreement by and among Wells Fargo
                          Variable Trust, IDS Life Insurance Company and
                          Stephens Inc.; and Amendment thereto

EX-99.B(h)(5)(vii)        Participation Agreement by and among Wells Fargo
                          Variable Trust, IDS Life Insurance Company of New York and Stephens Inc.

EX-99.B(h)(5)(viii)       Participation Agreement by and among Wells Fargo
                          Variable Trust, The Lincoln National Life Insurance
                          Company and Stephens Inc.

EX-99.B(i)                Opinion and Consent of Counsel

EX-99.B(j)(A)             Consent of Independent Auditors

EX-99.B(j)(1)             Power of Attorney, Robert C. Brown

EX-99.B(j)(2)             Power of Attorney, Thomas S. Goho

EX-99.B(j)(3)             Power of Attorney, Peter G. Gordon

EX-99.B(j)(4)             Power of Attorney, W. Rodney Hughes

EX-99.B(j)(5)             Power of Attorney, Richard M. Leach

EX-99.B(j)(6)             Power of Attorney, J. Tucker Morse

EX-99.B(j)(7)             Power of Attorney, Timothy J. Penny

EX-99.B(j)(8)             Power of Attorney, Donald C. Willeke

EX-99.B(j)(9)             Power of Attorney, Michael J. Hogan

EX-99.B(j)(10)            Power of Attorney, Karla M. Rabusch

EX-99.B(p)(5)             Peregrine Capital Management, Inc. Code of Ethics

EX-99.B(p)(6)             Wells Capital Management Incorporated Code of Ethics